Rochester Fund Municipals

Prospectus dated April 27, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Rochester Funds [logo]

Rochester Fund Municipals is a diversified mutual fund. It seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital.

        This Prospectus contains important information about the Fund’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.

[logo] OppenheimerFunds, Inc. The Right Way to Invest

Contents

            About the Fund

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            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

      About Your Account

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            How to Buy Shares

            Class A Shares

            Class B Shares

            Class C Shares

            Class Y Shares

            Special Investor Services

            AccountLink

            PhoneLink

            OppenheimerFunds Internet Web Site

            How to Sell Shares

            By Wire

            By Mail

            By Telephone

            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Tax Information

            Financial Highlights
ABOUT THE FUND

The Fund’s Investment Objective and Strategies

WHAT IS THE FUND’S INVESTMENT OBJECTIVE? The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital.

WHAT DOES THE FUND MAINLY INVEST IN? To seek its investment objective: o As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in tax-exempt securities, and o At least 75% of the Fund's investments in tax-exempt obligations must be investment grade. That means they must be securities rated in the four highest rating categories of a nationally recognized rating organization or unrated securities assigned a comparable rating by the Fund’s investment Manager, OppenheimerFunds, Inc.

        The Fund’s tax-exempt investments can include a wide variety of debt obligations (which are referred to as New York municipal securities in this Prospectus), including securities issued by:

o The State of New York or its political subdivisions (towns and counties, for example), o Agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York,
o	Territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands) that pay interest that is exempt from federal income tax and New York State and New York City personal income taxes (in the opinion of the issuer’s legal counsel when the security is issued).

        The Fund’s investments have no maturity limitations and can include municipal bonds (long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. However, the Fund currently focuses on longer-term securities to seek higher yields. The Fund can buy general obligation bonds as well as “private activity” municipal securities that pay income subject to alternative minimum taxation. A substantial percentage of the municipal securities the Fund buys may be “callable,” allowing the issuer of the securities to redeem them before their maturity date. The Fund also uses certain derivative investments such as “inverse floaters” and variable rate obligations to try to increase income. These investments are more fully explained in “About the Fund’s Investments,” below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio managers currently look for triple tax-exempt municipal securities using a variety of factors, which may change over time and may vary in particular cases. Currently, the portfolio managers focus on:

o	Finding primarily investment-grade securities that offer high-income opportunities.

o	Buying a wide range of securities of different issuers within the state, including different agencies and municipalities, for portfolio diversification to help spread credit risks.

o	Looking for unrated bonds that might provide high income and securities of smaller issuers that might be overlooked by other investors and funds.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who are seeking income exempt from federal income tax and New York State and New York City personal income taxes from a municipal bond fund focusing primarily on investment-grade obligations. The Fund does not seek capital appreciation. Because it generally invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts, nor is it designed for investors whose main goal is capital growth. The Fund is intended to be a long-term investment but is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund’s investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. To seek higher income the Fund can invest up to 25% of its tax-exempt investments in securities rated below investment grade, sometimes called “junk bonds.” Therefore, it may have greater credit risks than funds that buy only investment-grade bonds.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for securities having longer maturities. The Fund currently emphasizes investments in long-term securities to seek higher income. When the average maturity of the Fund’s portfolio is longer, its share price may fluctuate more if interest rates change.

        Additionally, the Fund can buy variable and floating rate obligations. When interest rates fall, the yields of these securities decline. Callable bonds the Fund buys are more likely to be called when interest rates fall, and the Fund might then have to reinvest the proceeds of the called instrument in other securities that have lower yields, reducing the Fund’s income.

RISK OF FOCUSING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES. While the Fund’s fundamental policies do not allow it to concentrate its investments (that is, to invest 25% or more of its assets in a single industry), municipal securities are not considered an “industry” under that policy. At times the Fund can have a relatively high portion of its portfolio holdings in particular segments of the municipal securities market, such as general obligation bonds or hospital bonds, for example, and therefore will be vulnerable to economic or legislative events that affect issuers in particular segments of the municipal securities market.

        Even though the Fund is “diversified” as to 75% of its assets (which means that, as to 75% of its assets, the Fund cannot invest more than 5% of its assets in the securities of any one issuer), the Fund invests primarily in New York municipal securities. Therefore, the Fund’s portfolio is vulnerable to changes in economic and political conditions in New York that can affect the prices of those securities or the Fund’s ability to sell them at an acceptable price.

BORROWING FOR LEVERAGE. As a fundamental policy, the Fund can borrow from banks in amounts up to 5% of its total assets for emergency purposes or to buy portfolio securities, and this use of “leverage” will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest rate changes.

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns. The Fund typically does not use hedging instruments, such as options to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Covered call options, “inverse floaters” and variable rate obligations are examples of derivatives the Fund can use.

        If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its hedge might be unsuccessful, and its share prices could fall. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can increase the volatility of the Fund’s share prices. Some derivatives may be illiquid, making it difficult for the Fund to sell them quickly at an acceptable price.

Inverse	Floaters Have Special Risks. Variable rate bonds known as “inverse floaters” pay interest at rates that vary as the yields generally available on short-term tax-exempt bonds change. However, the yields on inverse floaters move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Some inverse floaters have a “cap,” so that if interest rates rise above the “cap,” the security pays additional interest income. If rates do not rise above the “cap,” the Fund will have paid an additional amount for a feature that proves worthless. The Fund’s investment in inverse floaters cannot exceed 20% of its total assets.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund’s investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

        Because the Fund focuses its investments in New York municipal securities and can buy below-investment-grade securities, it will have greater credit risks than municipal bond funds that invest in issuers of many states and buy only investment-grade securities. Its focus on longer-term bonds and its use of inverse floaters as well as other derivative investments may cause greater fluctuations in the Fund’s share prices in the short term than short-term municipal bond funds.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

The Fund’s Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund’s performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund’s Class A shares compare to those of a broad-based market index. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year) [See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/01 through 3/31/01, the cumulative return (not annualized) for Class A shares was 2.20%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 7.74% (1Q’95) and the lowest return (not annualized) for a calendar quarter was -5.67% (1Q’94).

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                                  1 Year

Average     Annual     Total -----------------      5 Years           10 Years

Returns   for  the   periods    (or life of       (or life of        (or life of

ended December 31, 2000       class, if less)   class, if less)    class, if less)

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Class  A  Shares  (inception       6.61%             4.50%              6.89%

5/15/86)

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Lehman  Brothers   Municipal      11.68%             5.84%             7.32%1

Bond

Index

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Consumer Price Index               3.39%             2.54%             2.66%1

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Class  B  Shares  (inception       5.98%             4.11%               N/A

3/17/97)

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Class  C  Shares  (inception      10.06%             4.82%               N/A

3/17/97)

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Class  Y  Shares  (inception      8.97%2              N/A                N/A

4/28/00)

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1. From 12/31/90. 2. Cumulative return from inception.

The Fund’s average annual total returns in the table include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 3% (life-of-class); for Class C, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund’s Class A shares is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Performance of the securities index does not consider the effects of transaction costs and includes municipal securities from many states while the Fund invests primarily in New York municipal securities.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund’s assets to calculate the Fund’s net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund’s expenses during its fiscal year ended December 31, 2000.

Shareholder Fees (charges paid directly from your investment):

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                            Class A      Class B      Class C       Class Y

                             Shares       Shares       Shares       Shares

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Maximum Sales Charge         4.75%         None         None         None

(Load) on purchases

(as % of offering price)

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Maximum Deferred Sales       None1         5%2          1%3          None

Charge (Load) (as % of

the lower of the

original offering price

or redemption proceeds)

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1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
2.	Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase. Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)

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                             Class A      Class B      Class C      Class Y

                             Shares        Shares       Shares       Shares

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Management Fees               0.47%        0.47%        0.47%        0.47%

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Distribution       and/or     0.15%        1.00%        1.00%         None

Service (12b-1) Fees

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Other Expenses                0.16%        0.18%        0.16%        0.21%

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Total  Annual   Operating     0.78%        1.65%        1.63%        0.68%

Expenses

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Expenses may vary in future years. “Other expenses” include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

        The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class’s operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:     1 Year        3 Years       5 Years     10 Years1

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Class A Shares               $551          $712          $888         $1,395

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Class B Shares               $668          $820         $1,097        $1,508

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Class C Shares               $266          $514          $887         $1,933

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Class Y Shares               $69           $218          $379          $847

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If shares are not           1 Year        3 Years       5 Years     10 Years1

redeemed:

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Class A Shares               $551          $712          $888         $1,395

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Class B Shares               $168          $520          $897         $1,508

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Class C Shares               $166          $514          $887         $1,933

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Class Y Shares               $69           $218          $379          $847

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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A after 6 years.

About the Fund’s Investments

THE FUND’S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund’s portfolio among different investments will vary over time based on the Manager’s evaluation of economic and market trends. The Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

        The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yields and share prices of the Fund will change daily based on changes in market prices of securities, interest rates and market conditions and in response to other economic events.

Municipal	Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations. Generally, these are debt obligations issued by the State of New York and its political subdivisions (such as cities, towns and counties). Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

The Fund can invest in municipal securities that are “general obligations,” which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer to redeem the debt or to prepayment prior to their stated maturity.

The Fund also can buy “revenue obligations,” whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum taxation. The Fund does not invest more than 5% of its assets in industrial revenue bonds for an industrial user with less than three years’ operating history if that user is responsible for interest and principal payments.

Municipal	Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund may invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain “non-appropriation” clauses that provide that the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. The Fund cannot invest more than 5% of its assets in unrated or illiquid municipal leases.

If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Some of these obligations may not have an active trading market, which means that the Fund might have difficulty selling its investment at an acceptable price when it wants to.

Floating	Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other credit support arrangements.

Ratings	of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are “investment grade” at the time of purchase. The Fund does not invest more than 25% of its tax-exempt investments in municipal securities that at the time of purchase are below investment grade. Investment-grade securities include rated securities within the four highest rating categories of a nationally recognized rating organization such as Moody’s Investors Service, and unrated securities that are judged by the Manager to be comparable to securities rated as investment grade. Rating definitions of the principal national rating organizations are provided in Appendix A to the Statement of Additional Information. All municipal securities, including investment-grade securities, are subject to risks of default.

The Manager relies to some extent on credit ratings by nationally recognized rating agencies when evaluating the credit risk of securities selected for the Fund’s portfolio. It also uses its own research and analysis to evaluate risks. Many factors affect an issuer’s ability to make timely payments, and the credit risks of a particular security might change over time. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund’s portfolio.

The Fund can invest a significant portion of its assets in unrated securities. Some of these unrated securities may not have an active trading market, which means that the Fund might have difficulty valuing them and selling them promptly at an acceptable price.

Special	Credit Risks of Lower-Grade Securities. Municipal securities rated below investment grade usually offer higher yields than investment-grade securities but they are subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. They also may be less liquid than investment-grade securities, making it difficult for the Fund to sell them at an acceptable price. Those risks can reduce the Fund’s share prices and the income it earns. While the Fund can invest up to 25% of its tax-exempt investments in securities rated below investment grade, the Fund will not invest more than 5% of its assets in securities of any one issuer rated “B” or below.

CAN THE FUND’S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

“When-Issued”	and “Delayed-Delivery” Transactions. The Fund can purchase municipal securities on a “when-issued” basis and can purchase or sell such securities on a “delayed-delivery” basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to enter into these transactions for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the Fund from the investment until the Fund receives the security on settlement of the trade. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date. As a fundamental policy, securities purchased on a “when-issued” or “delayed-delivery” basis cannot exceed 10% of the Fund’s net assets.

Illiquid	and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid and restricted securities. That limit includes unrated or illiquid tax-exempt municipal leases that cannot be more than 5% of the Fund’s assets. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to the 15% limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Zero-Coupon	Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Temporary	Defensive and Interim Investments. In times of unstable adverse market or economic conditions, when the Manager determines that investments in tax-exempt securities could seriously erode portfolio value, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund’s principal investment strategies. Generally, the Fund’s defensive investments would be U.S. government securities or highly-rated corporate debt securities, prime commercial paper or certificates of deposit of domestic banks. The income from some of those temporary defensive investments might not be tax exempt, and therefore when making those investments the Fund might not achieve its objective.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund’s investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an investment advisory agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

        The Manager has been an investment advisor since January 1960. The Manager (including affiliates) managed assets of more than $120 billion at March 31, 2001, including more than 65 funds having more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio	Managers. The Fund is managed by Ronald H. Fielding, portfolio manager and Vice President of the Fund and Senior Vice President of the Manager (since January 1996), Anthony A. Tanner, portfolio manager and Vice President of the Manager (since January 1996), and Daniel G. Loughran, associate portfolio manager and Vice President of the Manager (since November 1998).

Mr. Fielding has been Chairman of the Manager's Rochester Division since January 4, 1996, when the Manager acquired Rochester Capital Advisors, the Fund's prior investment advisor. He had been President of Rochester Capital Advisors until 1996. Mr. Fielding has been a portfolio manager of the Fund since its inception as an open-end fund on May 15, 1986. Mr. Tanner was Vice President of Research of Rochester Capital Advisors from 1994 to 1996 and has assisted Mr. Fielding in managing the Fund's portfolio since 1994. Prior to January 2000, Mr. Loughran was a Senior Research Analyst of the Fund and has been a member of the management team since 1994. Messrs. Fielding, Tanner and Loughran serve in similar capacities for other Oppenheimer funds.
Advisory	Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $ 3 billion, and 0.45% of average daily net assets over $5 billion. The Fund’s management fee for its last fiscal year ended December 31, 2000, was 0.47% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

HOW DO you buy SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying	Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to “OppenheimerFunds Distributor, Inc.” Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don’t list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor’s Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to “AccountLink,” below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net	Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a “regular business day”). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean “New York time.”

The net asset value per share is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund’s Board of Trustees has established procedures to value the Fund’s securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

The	Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying	Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor’s close of business on a regular business day (normally 5:00 P.M.) to receive that day’s offering price. Otherwise, the order will receive the next offering price that is determined.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares. Class A Shares. If you buy Class A shares, you pay an initial sales charge

(on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
Class	B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in “How Can You Buy Class B Shares?” below.

Class	C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in “How Can You Buy Class C Shares?” below.

Class	Y Shares. Class Y shares generally are offered only to certain institutional investors that have special agreements with the Distributor, as described in “Who Can Buy Class Y Shares?” below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund’s operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

        The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How	Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o	Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are	There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable because of the effect of the contingent deferred sales charge for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How	Do Share Classes Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

        The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------

 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As

                                           Charge As a

                          Charge As a      Percentage of

                          Percentage of    Net               Percentage of

                          Offering Price   Amount Invested   Offering Price

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 Less than $50,000             4.75%             4.98%             4.00%

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 $50,000 or more but           4.50%             4.71%             4.00%

 less than $100,000

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 $100,000 or more but          3.50%             3.63%             3.00%

 less than $250,000

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 $250,000 or more but          2.50%             2.56%             2.25%

 less than $500,000

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 $500,000 or more but          2.00%             2.04%             1.80%

 less than $1 million

 ------------------------------------------------------------------------------
Class	A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement plans, which are not permitted in the Fund). That concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within an 18-month “holding period” measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can	You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund’s “Right of Accumulation” or a Letter of Intent, as described in “Reduced Sales Charges” in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in       Contingent Deferred Sales Charge on

Which                                   Redemptions in That Year

Purchase Order was Accepted             (As % of Amount Subject to Charge)

-------------------------------------------------------------------------------

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0 - 1                                   5.0%

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1 - 2                                   4.0%

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2 - 3                                   3.0%

-------------------------------------------------------------------------------

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3 - 4                                   3.0%

-------------------------------------------------------------------------------

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4 - 5                                   2.0%

-------------------------------------------------------------------------------

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5 - 6                                   1.0%

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6 and following                         None

----------------------------------------

In the table, a “year” is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular day of the month in which the purchase was made.

Automatic	Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.

        In certain circumstances, the Distributor may also accept purchase orders from individual investors. An individual investor may not acquire Class Y shares that would represent 10% of the Fund’s total assets.

        An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares held by institutional investors must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service	Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. However, the Board of Trustees has approved aggregate payments of up to 0.15% of average daily net assets. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution	and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or

o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

        You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

        AccountLink privileges should be requested on your Application or your dealer’s settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310. Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging	Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling	Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to “How to Sell Shares,” below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the web site may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by writing a check against your account, by wire or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain	Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

o You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners
Where	Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

o a U.S. bank, trust company, credit union or savings association, o a foreign bank that has a U.S. correspondent bank, o a U.S. registered dealer or broker in securities, municipal securities or government securities, or o a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Sending	Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

        HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund’s name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

                                         Send courier or express mail

Use the following address for            requests to:

Requests by mail:                        OppenheimerFunds Services

OppenheimerFunds Services                10200 E. Girard Avenue, Building D

P.O. Box 5270                            Denver, Colorado 80231

Denver Colorado 80217

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.

o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

        Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed By Telephone?

o	Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

o	Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o	Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund’s custodian bank.

o	Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.

o Checks must be written for at least $100.
o	Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.

o	You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

        o Don’t use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility when you place your redemption request).

        A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

o the amount of your account value represented by an increase in net asset value over the initial purchase price, o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

        To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

        Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:

o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.

o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.

o Before exchanging into a fund, you must obtain and read its prospectus. Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to “How to Exchange Shares” in the Statement of Additional Information for more details.

You can find a list of Oppenheimer funds currently available for exchanges in the

Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:
Written	Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone	Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

o	The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as “market timing.” When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund’s ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.

o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.
The	offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund’s best interest to do so.

Telephone	transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The	Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption	or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers	that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The	redemption price for shares will vary from day to day because the value of the securities in the Fund’s portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment	for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The	Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary	redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares	may be “redeemed in kind” under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund’s portfolio.

“Backup	withholding” of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To	avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends and Tax Information

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly- purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

        The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A and Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest	Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive	All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest	Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the alternative minimum taxation. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

        Dividends paid by the Fund from interest on New York municipal securities will be exempt from New York individual income taxes. Dividends paid from income from municipal securities of other issuers normally will be treated as taxable ordinary income for New York State and New York City personal income tax purposes.

        Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember,	There May be Taxes on Transactions. Because the Fund’s share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns	of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

        This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal year ended December 31, 2000, the information was audited by KPMG LLP, the Fund’s independent auditors, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available on request. Another auditing firm audited the information for the previous fiscal years.

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$16.78	$18.81	$18.67	$18.00	$18.18

Income (loss) from investment operations: Net investment income	1.04	1.04	1.04	1.10[2]	1.10[2]
Net realized and unrealized gain (loss)	.89	(2.03)	.15	.67	(.18)

Total income (loss) from investment operations	1.93	(.99)	1.19	1.77	.92

Dividends and/or distributions to shareholders: Dividends from net investment income	(1.04)	(1.04)	(1.04)	(1.10)	(1.10)
Undistributed net investment income—prior year	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	(1.04)	(1.04)	(1.05)	(1.10)	(1.10)

Net asset value, end of period	$17.67	$16.78	$18.81	$18.67	$18.00

Total Return, at Net Asset Value[3]	11.93%	(5.51)%	6.52%	10.20%	5.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,536	$3,288	$3,435	$2,848	$2,308

Average net assets (in millions)	$3,341	$3,559	$3,161	$2,539	$2,191

Ratios to average net assets:[4]
Net investment income	6.07%	5.78%	5.50%	5.96%	6.20%
Expenses	0.78%	0.77%	0.78%[5]	0.76%	0.82%
Expenses, net of indirect expenses and interest[6]	0.74%	0.73%	0.75%	0.74%	0.77%

Portfolio turnover rate	26%	30%	25%	5%	13%

1. On January 4, 1996, Oppenheimer Funds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Class B Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$16.77	$18.79	$18.65	$17.89

Income (loss) from investment operations:
Net investment income	.89	.89	.89	.74[2]
Net realized and unrealized gain (loss)	.90	(2.03)	.14	.76

Total income (loss) from investment operations	1.79	(1.14)	1.03	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.88)	(.89)	(.74)
Undistributed net investment income—prior year	—	—	—	—

Total dividends and/or distributions to shareholders	(.90)	(.88)	(.89)	(.74)

Net asset value, end of period	$17.66	$16.77	$18.79	$18.65

Total Return, at Net Asset Value[3]	10.98%	(6.27)%	5.61%	8.74%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$803	$673	$494	$172

Average net assets (in millions)	$711	$635	$329	$ 76

Ratios to average net assets:[4]
Net investment income	5.19%	4.91%	4.57%	4.91%
Expenses	1.65%	1.64%	1.64%[5]	1.59%
Expenses, net of indirect expenses and interest[6]	1.60%	1.59%	1.61%	1.58%

Portfolio turnover rate	26%	30%	25%	5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first dayof the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$16.76	$18.79	$18.66	$17.89

Income (loss) from investment operations:
Net investment income	.89	.89	.89	.74[2]
Net realized and unrealized gain (loss)	.91	(2.04)	.13	.77

Total income (loss) from investment operations	1.80	(1.15)	1.02	1.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.88)	(.89)	(.74)
Undistributed net investment income—prior year	—	—	—	—

Total dividends and/or distributions to shareholders	(.90)	(.88)	(.89)	(.74)

Net asset value, end of period	$17.66	$16.76	$18.79	$18.66

Total Return, at Net Asset Value[3]	11.06%	(6.32)%	5.56%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$259	$220	$174	$49

Average net assets (in millions)	$225	$221	$111	$21

Ratios to average net assets:[4]
Net investment income	5.20%	4.92%	4.57%	4.92%
Expenses	1.63%	1.63%	1.63%[5]	1.58%
Expenses, net of indirect expenses and interest[6]	1.59%	1.58%	1.59%	1.56%

Portfolio turnover rate	26%	30%	25%	5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Class Y Period Ended December 31,	2000[1]

Per Share Operating Data
Net asset value, beginning of period	$16.88

Income from investment operations: Net investment income	.70
Net realized and unrealized gain	.78
Total income from investment operations	1.48

Dividends and/or distributions to shareholders: Dividends from net investment income	(.69)
Undistributed net investment income—prior year	—

Total dividends and/or distributions to shareholders	(.69)
Net asset value, end of period	$17.67

Total Return, at Net Asset Value[2]	8.97%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$11

Average net assets (in millions)	$10
Ratios to average net assets:[3] Net investment income	6.07%
Expenses	0.68%
Expenses, net of indirect expenses and interest[4]	0.64%

Portfolio turnover rate	26%

1. For the period from April 28, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund’s interest expense was substantially offset bythe incremental interest income generated on bonds purchased with borrowed funds.

INFORMATION AND SERVICES

For More Information on Rochester Fund Municipals The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

---------------------------------------------------------------------------- By Telephone: Call OppenheimerFunds Services toll-free: 1.800.525.7048 ---------------------------------------------------------------------------- ---------------------------------------------------------------------------- By Mail: Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 ---------------------------------------------------------------------------- ---------------------------------------------------------------------------- On the Internet: You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds website: http://www.oppenheimerfunds.com ------------------------------- ----------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by: SEC File No. 811-3614 PR0365.001.0401 Printed on recycled paper. [logo] OppenheimerFunds Distributor, Inc. Appendix to Prospectus of Rochester Fund Municipals Graphic material included in the Prospectus of Rochester Fund Municipals under the heading: "Annual Total Returns (Class A) (as of 12/31 each year)."

        A bar chart will be included in the Prospectus of Rochester Fund Municipals depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

      Calendar       Annual

      Year           Total

      Ended:         Returns

      12/31/91       12.79%

      12/31/92       11.20%

      12/31/93       14.60%

      12/31/94       -8.35%

      12/31/95       18.61%

      12/31/96       5.37%

      12/31/97       10.20%

      12/31/98       6.52%

      12/31/99       -5.51%

      12/31/00       11.93%

Rochester Fund Municipals

6803 S. Tucson Way, Englewood, CO 80112

1.800.525.7048

Statement of Additional Information dated April 27, 2001 ------------------------------------------------------------------------------

        This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 25, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                Page

            About the Fund

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            About Your Account

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How To Buy Shares.......................................................48

How To Sell Shares......................................................56

How to Exchange Shares..................................................30

Dividends and Taxes.....................................................63

Additional Information About the Fund...................................66

            Financial Information About the Fund

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71 A B O U T T H E F U N D

Additional Information About the Fund’s Investment Policies andRisks

        The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund’s investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

        However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security’s maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

        There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under “About the Fund’s Investments.” The Fund also may from time to time invest in municipal securities other than New York municipal securities. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

        The Fund is “diversified” with respect to 75% of its total assets. That means that as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government or its agencies and instrumentalities) and the Fund cannot own more than 10% of an issuer’s voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the Fund will not invest more than 10% of its assets in the securities of any one issuer.

        |X| Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” and “revenue” bonds (including “industrial development” bonds). They may have fixed, variable or floating rates of interest, as described below, or may be “zero-coupon” bonds, as described below.

        Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund’s yield.

o General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

        Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

o Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

        The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax-exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

        The Fund will not invest more than 5% of its assets in industrial development bonds for which the underlying credit is one business or one charitable entity. Additionally, the Fund will not invest more than 5% of its assets insecurities for which industrial users having less than three years’ operating history are responsible for the payments of interest and principal on the securities.

o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the “Tax Reform Act”) reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for “qualified” tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

        In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund’s portfolio could be affected if there is a reduction in the availability of such bonds.

        Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

        The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

        In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income.

        To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

        The term “private business use” means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% of the proceeds or $5.0 million. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

        Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a “substantial user” of the facilities or by a “related person” of such a substantial user. This “substantial user” provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are “substantial users” (or persons related to “substantial users”) of such exempt facilities. Those entities and persons should consult their tax advisors before purchasing shares of the Fund.

        A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses part of a facility” financed from the proceeds of exempt facility bonds. Generally, an individual will not be a “related person” under the Internal Revenue Code unless such individual or the individual’s immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a “substantial user” of a facility financed from the proceeds of exempt facility bonds.

        |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes. o Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

        |X| Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

        Some municipal lease securities may be deemed to be “illiquid” securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund’s investments in illiquid securities described in the Prospectus and below in “Illiquid and Restricted Securities.” The Fund may not invest more than 5% of its assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally recognized rating organization .

Those Board guidelines require the Manager to evaluate, among other things: o the frequency of trades and price quotations for the obligation; o the number of dealers willing to purchase or sell the securities and the number of potential buyers; o the willingness of dealers to undertake to make a market in the obligation; o the nature of the marketplace trades for the securities; o the likelihood that the marketability of the obligation will continue while the Fund owns it; and o the likelihood that the municipality will continue to appropriate funding for the leased property.

        Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

        To reduce the risk of “non-appropriation,” the Fund will not invest more than 10% of its total assets in municipal leases that contain “non-appropriation” clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met: o the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality, o appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, o the lease obligor has maintained good market acceptability in the past, o the investment is of a size that will be attractive to institutional investors, and
o	the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

        Municipal leases may be subject to an “abatement” risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee’s use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve funds for lease payments.

        Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

        In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate their credit quality and the likelihood of a continuing market for them.

        Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met:

o	the Fund must receive the opinion of issuer’s legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;

o	the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund’s purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;

o	the Fund must receive an opinion of issuer’s legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;

o	the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;

o	if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund’s illiquid investments; it will also be subject to the Fund’s overall limitation on investments in unrated tax-exempt leases.

        Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

        |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard and Poor’s”) and Fitch, Inc. (“Fitch”), represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

        After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody’s, Standard & Poor’s, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund’s investment policies.

        The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a “AAA”-rated security.

        The rating definitions of Moody’s, Standard & Poor’s and Fitch municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager’s rating does not constitute a guarantee of the quality of a particular issue. o Special Risks of Lower-Grade Securities. Lower-grade securities, commonly called “junk bonds,” may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the Fund might not receive the anticipated level of income from these securities, and the Fund’s net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower-quality securities might not be consistent with the portion of the Fund’s objective to seek preservation of capital, the Fund limits its investments in lower-quality securities to not more than 25% of its tax-exempt investments (including New York municipal securities).

        While securities rated “Baa” by Moody’s or “BBB” by Standard & Poor’s or Fitch are considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its tax-exempt investments in the securities of any one issuer if the securities are rated “B” or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State’s Annual Information Statement dated May 31, 2000, as updated on January 26, 2001, and on publicly available official statements relating to offerings by issuers of New York municipal securities on or prior to March 13, 2001 with respect to offerings of New York State, and on or prior to March 22, 2001 with respect to offerings by New York City. No representation is made as to the accuracy of this information.

        During the mid-1970‘s the State, some of its agencies, instrumentalities and public benefit corporations (the “Authorities”), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

        |X| Factors Affecting Investments in New York State Securities. Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial plan for 2000-01. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The financial plan for 2000-01 is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

        The State’s projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State’s actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the State’s projections.

        There is significant uncertainty in the forecast of the State’s income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.

        Moreover, over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State’s financial forecast. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected.

        Nationally, higher interest rates are expected to produce lower growth in consumption, housing investment and business spending. The impact of the Federal Reserve Board’s monetary tightening has also become evident in the financial sector. Higher interest rates, turbulence in the Middle East, higher oil prices, and lower-than-expected corporate profits have heightened the uncertainty in the stock market. Consumption spending is expected to slow significantly, in part due to the sudden erosion of consumer confidence at the end of 2000.

        The most significant risks to the national economy relate to those factors which may affect the rate at which the economy may slow down substantially more than projected. Employment growth may come in below expectations. This outcome would result in lower income growth and, hence, lower consumption growth than projected. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock markets undergo future significant corrections, the resultant reduction in the value of household wealth could reduce consumption growth even further. Alternatively, an acceleration in technology-induced productivity growth could lead to enhanced economic performance. Additional rate cuts by the Federal Reserve Board could stimulate the overall economy, leading to higher than expected growth rates of output.

o The 2000-2001 Fiscal Year. On May 10, 2000, the State issued the 2000-01 Financial Plan (the “May Financial Plan”). On July 31, 2000, the State released the first of three quarterly updates to the May Financial Plan (the “First Quarterly Update”). General Fund receipts and transfers from other funds were projected at $39.72 billion, unchanged from the Enacted Budget Financial Plan. General Fund disbursements and transfers to other funds were projected at $39.29 billion, an increase of $370 million from the 2000-01 Enacted Budget Financial Plan. The additional disbursements financed the projected costs of certain labor agreements among the State and its employee unions ratified after enactment of the Budget and approved by July 31, 2000. The higher disbursements were financed from reserves set aside in the Enacted Budget Financial Plan for this purpose.

        On October 30, 2000, the State issued the second of its three quarterly updates to the May Financial Plan (the “Mid-Year Update”). The State made no revisions to its receipts projections in the Mid-Year Update, with General Fund receipts and transfers still projected to total $39.72 billion. Receipt results through the first half of the 2000-01 fiscal year remained strong, but economic uncertainties mitigated against an upward revision in the estimates at that time.

        Disbursements and transfers to other funds were projected to total $39.55 billion in 2000-01, an increase of $625 million over the Enacted Budged estimate. The increase in projected disbursements was primarily for the costs of labor agreements ratified by State employee unions and approved by the Legislature after the enactment of the Budget. The new agreements were expected to be fully financed from labor reserves that were set aside in the May Financial Plan. The Mid-Year Update projected a closing balance of $1.09 billion in the General Fund for 2000-01, a decrease of $625 million from the Enacted Budget Financial Plan. The balance was comprised of $547 million in the Tax Stabilization Reserve Fund, $150 million in the Contingency Reserve Fund, $338 million in the Community Projects Fund, and $50 million in reserves for other purposes.

        The State issued its Third Quarterly Update to the May Financial Plan on January 16, 2001 (the “Third Quarterly Update”, and, together with the May Financial Plan, the “2000-01 State Plan” or “State Plan”), in conjunction with the release of the 2001-02 Executive Budget. The State revised the cash-basis 2000-01 State Financial Plan on January 16, 2001, with the release of the 2001-02 Executive Budget. The Division of the Budget (the “DoB”) now expects the State to close the 2000-01 fiscal year with an available cash surplus of $1.36 billion in the General Fund. The projected surplus results from $1.71 billion in higher projected receipts, reduced in part by $346 million in higher estimated disbursements compared to the Mid-Year Update. The DoB revised its projected receipts and disbursements based on a review of actual operating results through December 2000, as well as an analysis of underlying economic and programmatic trends it believes may affect the Financial Plan for the balance of the fiscal year. The Governor has recommended that the entire $1.36 billion surplus be used to increase reserves. At the close of the current fiscal year, DoB proposes to deposit $80 million from the surplus into the State’s Tax Stabilization Reserve Fund. In the 2001-02 Executive Budget, the Governor is proposing to use the remaining $1.28 billion from the projected 2000-01 surplus to help guard against the impact of a national economic downturn and ensure that previous tax reduction commitments proceed on schedule. Through the first nine months of 2000-01, General Fund receipts, including transfers from other funds, totaled $32.54 billion. General Fund disbursements, including transfers to other funds, totaled $27.23 billion.

        According to the Third Quarterly Update, the 2000-2001 State Plan now projects a closing balance of $1.14 billion in the General Fund. Total receipts and transfers from other funds are projected to reach $40.12 billion, an increase of $1.71 billion from the projections contained in the Mid-Year Update, and disbursements and transfers to other funds are projected to be $39.90 billion, an increase of $346 million from the Mid-Year Update.

        Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment were deemed to be particularly important. The State stated that its projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, was designed to ensure that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

        Projections of total State disbursements were based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year included uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

        Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

o State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:
o	the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

o	Special Revenue Funds, which account for the proceeds of specific revenues (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

o	Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds); and

o	Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

o 2000-2002 Fiscal Year (Executive Budget Forecast). The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State’s 2000-01 through 2003-04 fiscal years, a detailed economic forecast, and a proposed Capital Program and Financing Plan for the 2001-02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. As of the date of the Third Quarterly Update, DoB did not anticipate any material revisions to the Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State’s adopted budget projections will not differ materially and adversely from the projections set forth in the Third Quarterly Update.

        The 2001-02 Financial Plan based on the Executive Budget projected receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor’s Executive Budget, total General Fund receipts, including transfers from other funds, were projected at $42.46 billion, an increase of $2.58 billion (5.8 percent) over the current fiscal year. General Fund disbursements, including transfers to other funds, were recommended to grow by 3.6 percent to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) was projected to total $59.39 billion, an increase of $2.68 billion or 4.9 percent. Spending from All Governmental Funds was expected to grow by 5.3 percent increasing by $4.19 billion to $83.62 billion.

        The economic forecast of the State has also been modified from the Mid-Year Update to reflect changes in the national outlook. Continued growth was projected for 2001 and 2002 in employment wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income was estimated to have grown by 7.8 percent in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and was projected to grow 4.6 percent in 2001 and 3.9 percent in 2002. Bonus payments were projected to grow 2.4 percent in 2001 and 3.6 percent in 2002, representing distinctly lower growth than the 19.4 percent rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which was projected to be lower due to the general economic slowdown. Overall employment was expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.

        Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy Unforeseeable events may occur. The actual rate of change, in any, or all, of the concepts that were forecasted may differ substantially from the outlook described herein.

o Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than thirty (30) years, was expected to eliminate the need for continued short-term seasonal borrowing.

        The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation’s bondholders in the resolution authorizing such bonds.

        As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

        |X| Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $95 billion, only a portion of which constitutes State supported or State related debt.

        Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

        |X| Ratings of the State’s Securities. Standard & Poor’s has rated the State’s general obligation bonds “AA,” Moody’s has rated those bonds “A2" and Fitch has rated those bonds “AA.”

        Ratings reflect only the respective views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Fund invests.

        |X| The State’s General Obligation Debt. As of March 31, 2000, the State had approximately $4.6 billion in general obligation bonds outstanding including $45 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $724 million for the 1999-2000 fiscal year and are estimated to be $687.4 million for the State’s 2000-01 fiscal year.

        |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 2000-01 fiscal year or thereafter.

        The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-01 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2000-01 State Plan. The General Purpose Financial Statements for the 1999-2000 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $895 million, of which $132 million was expected to be paid during the 1999-2000 fiscal year.

        In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although the amounts of potential losses, if any, are not presently determinable, it is the State’s opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State’s financial position in the 2000-01 fiscal year or thereafter.

        |X| Other Functions. Certain localities in addition to New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2000-01 fiscal year.

        To help resolve persistent fiscal difficulties in Nassau County, the State has, among other things, paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years.

        |X| Factors Affecting Investments in New York City Municipal Securities. New York City (the “City”) has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

        Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the City’s finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market. Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the city continued to decline. In recent years, the City experienced increases in employment. Real per capital personal income (i.e. per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita income between 1969 and 1981, real per capita income in the City has generally increased from the mid-1980‘s until the present. In nearly all of the years between 1969 and 1990 the city experienced strong increases in retail sales. However, from 1991 to 1993, the city experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City’s economic improvement accelerated significantly between 1997 and 1999. Much of the increase can be traced to the performance of the securities industry, but the City’s economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing at a record pace. The City’s current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

        For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

        The Mayor is responsible for preparing the City’s financial plan, including the City’s current financial plan for the 2001 through 2005 fiscal years (referred to below as the “2001-2005 Financial Plan,” or “Financial Plan”).

        The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2001 through 2005 contemplates the issuance of approximately $11.4 billion of general obligation bonds and approximately $5.54 billion of bonds to be issued by the New York City Transitional Finance Authority (the “Finance Authority”). In addition, it is currently expected that the City will have access to approximately $2.4 billion (including the $604 million of bond proceeds received by March 2001) of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. (“TSASC”). Such bonds are secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City’s indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

        In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority (“Water Authority”), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

        The City Comptroller and other agencies and public officials issue periodic reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

        |X| The City’s 2001-2005 Financial Plan. The Financial Plan for the 2001 through 2005 fiscal years, released on January 25, 2001, projects that revenues and expenditures for the 2001 and 2002 fiscal years will be balanced in accordance with generally accepted accounting principles, and projects gaps of $2.4 billion, $2.5 billion and $2.3 billion for fiscal years 2003 through 2005, respectively, after implementation of a gap closing program. The Financial Plan depends upon its projections of increased tax revenues in fiscal years 2001 through 2004, reflecting primarily increases in projected personal income, business and sales tax revenues; projections of increases in revenues in fiscal years 2001 and 2002 due to reductions in proposed tax cuts; projections of increased pension costs resulting primarily from a cost of living adjustment in pension payments for the years 2001 through 2004; an increase in labor costs in fiscal years 2001 through 2004 to reflect the elimination of previously planned savings, partially offset by recently negotiated fringe benefit cost savings; and other net spending increases, including increased spending for Medicaid, police, energy, debt service and other agency spending. The Financial Plan further includes a proposed discretionary transfer in the 2001 fiscal year of $2.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

        The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City’s ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City’s infrastructure.

        The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two (2) years after their collective bargaining agreements expire, at a cost of $355 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above.

        The Financial Plan also reflects a proposed tax reduction program including the elimination of the commercial rent tax over four (4) years; the extension of current tax reductions for owners of cooperative and condominium apartments; an earned income tax credit; a credit against the personal income tax for resident owners of Subchapter S corporations; a repeal of the $2 hotel tax; the elimination of the sales tax on clothing and footwear; and a 10% reduction in business taxes, each of which requires approval by the State legislature and/or the City Council.

        On March 1, 2001, the City Comptroller issued a report on the Financial Plan, which projected a surplus for fiscal year which could exceed the Financial Plan projections by between $29 million and $49 million. In addition, the report projected a possible budget gap of $290 million, or a possible surplus of $671 million, for fiscal year 2002, and budget gaps of between $2.3 billion and $3.2 billion, $2.9 billion and $4.0 billion, and $2.8 billion and $4.0 billion in fiscal years 2003 through 2005, respectively, depending on, among other considerations, whether the State legislature fails to approve proposed tax reductions in fiscal years 2002 through 2005; the City incurs labor costs exceeding those assumed in the Financial Plan in fiscal years 2002 through 2005; the City is able to complete proposed asset sales, including the sale of New York City Off-Track Betting Corporation in fiscal year 2002; and the city receives $350 million in assumed State and Federal aid in each of fiscal years 2002 through 2005, which has been proposed in prior years without success.

        Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City.

        The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

        |X| Ratings of the City’s Bonds. Moody’s, Standard & Poor’s and Fitch currently rate the City’s outstanding general obligation bonds A2, A and A+, respectively. These ratings reflect only the views of Moody’s, Standard & Poor’s and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City’s bonds. On July 16, 1998, Standard & Poor’s revised its rating of City bonds to “A-” from “BBB+.” On September 13, 2000, Standard & Poor’s revised its rating of City Bonds upward to “A.” Moody’s rating of City bonds was revised in August 2000 to “A2” from “A3.” On March 8, 1999, Fitch revised its rating of City bonds upward to “A” from “A-” and on September 15, 2000, Fitch revised its rating to “A+.”

        |X| The City’s Outstanding Indebtedness. As of December 31, 2000, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.231 billion and $2.455 billion of outstanding net long-term debt.

        The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction or delay in the receipt of Federal grants which could have additional adverse effects on the City’s cash flows or revenues.

        |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims are not currently predictable, adverse determinations in certain of them might have material adverse effect upon the City’s ability to carry out the Financial Plan. For the fiscal year ended on June 30, 2000, the City paid $490.7 million for judgments and claims. The Financial Plan includes provision for the payment of judgments and claims of $468.3 million, $463.5 million, $482.7 million, $507.7 million and $536.2 million for the 2001 through 2005 fiscal years, respectively. As of June 30, 2000, the City estimated its potential future liability for outstanding claims against it to be approximately $3.5 billion.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

        |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

        The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund’s quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

        Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder.

        |X| Inverse Floaters and Other Derivative Investments. “Inverse floaters” are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to 20% of its total assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund’s limitation on illiquid securities.

        To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

        Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a “rate-lock” option.

        Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of the Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

        Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

|X| Options Transactions. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions: (1) Calls the Fund sells must be listed on a national securities exchange. (2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(3)	As an operating policy, no more than 5% of the Fund’s net assets will be invested in options transactions.

        When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

        The Fund’s custodian bank, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.

        To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

        When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s returns.

        The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

        If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

        An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

o Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund’s advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

        |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” or “forward commitment” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

        When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

        The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

        When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

        At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities at least equal to the value of purchase commitments until the Fund pays for the investment.

        When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

        |X| Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

        Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

        The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

        |X| Puts and Standby Commitments. The Fund can acquire “stand-by commitments” or “puts” with respect to municipal securities it purchases in order to enhance portfolio liquidity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

        When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

        The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

        Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.

        A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

        |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

        In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund’s Board of Trustees from time to time.

        The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments.

        Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will monitor the collateral’s value on an ongoing basis.

        |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the Manager determines the liquidity of certain of the Fund’s investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

        The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

        The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

        |X| Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5% of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as “leveraging.” This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner required under applicable provisions of the Investment Company Act. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

        The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund’s net asset value per share might fluctuate more than that of funds that do not borrow.

        The Fund has entered into an agreement enabling it to participate with either OppenheimerFunds in an unsecured line of credit with a bank. Interest is charged to each fund based on its respective borrowings. The Fund pays a commitment fee equal to its pro rata share of the average amortized amount of the credit line. This fee is described in the notes to the Financial Statements at the end of this Statement of Additional Information.

        |X| Investing in Other Investment Companies. The Fund can invest on a short-term basis up to 5% of its net assets in other investment companies that have an objective similar to the Fund’s objective. Because the Fund would be subject to its ratable share of the other investment company’s expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

        |X| Taxable Investments. While the Fund can invest up to 20% of its net assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax-exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

        |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.

        The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 50%.

Investment Restrictions

        |X| What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of:

o	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o more than 50% of the outstanding shares.

        The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

|X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o The Fund cannot borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

o The Fund cannot buy any securities on margin or sell any securities short.

o The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

o The Fund cannot act as underwriter of securities issued by other persons. A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

o The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment advisor, own beneficially more than ½ of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

o The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund’s portfolio.

o The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.

o The Fund cannot invest in companies for the purpose of exercising control or management.

o The Fund cannot invest more than 25% of its total assets in securities of issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

o The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

        Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be “diversified,” as defined in the Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth above. Under the Investment Company Act’s requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer’s voting securities.

        In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

        In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

        For the purposes of the Fund’s policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund’s policy not to concentrate.

        Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix A to this Statement of Additional Information. To the extent it does so, the Fund’s exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

        |X| Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

o The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund’s assets in securities of other investment companies.

o For purposes of the Fund’s investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

How the Fund Is Managed

Organization and History. The Fund was organized as a New York corporation in June 1965 and reorganized as Massachusetts business trust in February 1991. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager.

        |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and o votes as a class on matters that affect that class alone.

        |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

        Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

        |X| Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

        The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund’s Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be “interested persons” of the Fund under the Investment Company Act. Mr. Cannon is a Trustee of the Fund as well as Rochester Portfolio Series and the Bond Fund Series. All of the other Trustees are also trustees or directors of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,

Oppenheimer Quest For Value Funds, a series fund having the following series:

   Oppenheimer Small Cap Value Fund,

   Oppenheimer Quest Balanced Value Fund, and

   Oppenheimer Quest Opportunity Value Fund,

Oppenheimer Quest Global Value Fund, Inc.,

Oppenheimer Quest Capital Value Fund, Inc.,

Rochester Portfolio Series, a series fund having one series: Limited-Term New

York

   Municipal Fund,

Bond Fund Series, a series fund having one series: Oppenheimer Convertible

Securities Fund,

Rochester Fund Municipals, and

Oppenheimer MidCap Fund

        Ms. Macaskill and Messrs. Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other Quest/Rochester-based Oppenheimer funds as with the Fund. As of April 5, 2000, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President, Age: 51 Two World Trade Center, New York, New York 10048-0203

Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager’s parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996), investment advisor subsidiaries of the Manager; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 – August 2000).

John Cannon, Trustee, Age: 71 c/o OppenheimerFunds, Inc.

Two World Trade Center, New York, New York 10048-0203 Independent Consultant; Chief Investment Officer, CDC Associates, a registered investment advisor; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (1995 present); formerly Chairman and Treasurer, CDC Associates, (1993 - February 1996).

Paul Y. Clinton, Trustee, Age: 70

c/o OppenheimerFunds, Inc.

Two World Trade Center, New York, New York 10048-0203

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, both of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee, Age 67 c/o OppenheimerFunds, Inc. Two World Trade Center, New York, New York 10048-0203

Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee, Age: 66 Two World Trade Center, New York, New York 10048-0203

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation.

Lacy B. Herrmann, Trustee, Age: 71

c/o OppenheimerFunds, Inc.

Two World Trade Center, New York, New York 10048-0203

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila - Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust (“CCMT”), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and advisor to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-advisor and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

Brian Wruble, Trustee, Age: 58 c/o OppenheimerFunds, Inc.

Two World Trade Center, New York, New York 10048 General Partner, Odyssey Partners, L.P. (investment partnership) (1995-present); Special Limited Partner, Odyssey Investment Partners, LLC (private equity investment) (1999-present) and was Managing Principal, Odyssey Investment Partners, LLC from 1997-1998; Governor, Association of Investment Management and Research (“AIMR”) (1992-1998); Trustee, Research Foundation of AIMR (1994-1995) (2000-present); Trustee, Institute of Chartered Financial Analysts (1992-1998); Trustee, Institute for Advanced Study (1992-present); Governor, Jerome Levy Economics Institute of Bard College (1990-present), Board of Governing Trustees, The Jackson Laboratory (1999-present); Board of Incorporators, The Jackson Laboratory (1991-1998); Director, Ray & Berendston, Inc. (2000-present).

Ronald H. Fielding, Vice President, Age: 52 350 Linden Oaks, Rochester, NY 14625

Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc. (1993 - 1995), the Fund’s prior investment advisor, and of Rochester Fund Services, Inc. (1986 - 1995), the Fund’s prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 - 1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Andrew J. Donohue, Secretary, Age: 50 Two World Trade Center, New York, New York 10048-0203

Executive Vice President (since January 1993), General Counsel (since October 1991) and a director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corporation; Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program sponsored by the Manager and of Trinity Investment Management Corporation (since March 2000); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 41 6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52 Two World Trade Center, New York, New York 10048-0203 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Robert J. Bishop, Assistant Treasurer, Age: 42 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Adele A. Campbell, Assistant Treasurer, Age 37 350 Linden Oaks, Rochester, New York 14625

Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994 - 1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992 - 1994), Audit Manager for Price Waterhouse, LLP (1991 - 1992).

Scott T. Farrar, Assistant Treasurer, Age: 35 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

        |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 2000. The table below also shows the total compensation from all of the Oppenheimer funds listed above (referred to as the “Oppenheimer Quest/Rochester Funds”), including the compensation from the Fund. That amount represents compensation received as a director or trustee or member of a committee of the Board during the calendar year 2000.

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                                                           Total Compensation

                          Aggregate         Retirement          From all

                        Compensation     Benefits Accrued      Oppenheimer

                      -----------------  as Part of Fund     Quest/Rochester

Trustee's Name           From Fund1          Expenses       Funds (10 Funds)2

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John Cannon                $19,100           $22,811             $32,470

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Paul Y. Clinton            $19,100           $104,186            $86,439

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Thomas W. Courtney         $19,100           $82,214             $86,439

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Robert G. Galli            $19,100              $0              $191,1343

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Lacy B. Herrmann           $19,100           $123,783            $86,439

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George Loft4               $19,100           $103,746            $86,439

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Brian Wruble5               None               None               None

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1. For the fiscal year ending December 31, 2000. 2. For the 2000 calendar year. 3. Total compensation for the 2000 calendar year also includes compensation received for serving as trustee or director of 30 other Oppenheimer funds. 4. Effective April 1, 2001, Mr. Loft retired from the Oppenheimer Quest/Rochester Board. 5. Mr. Wruble was not a Trustee during the Fund's fiscal year or calendar year ending December 31, 2000. |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits. |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. |X| Major Shareholders. As of April 5, 2000, the only person who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares was: Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 23,871,237.889 Class A shares (representing 11.33%of the Class A shares then outstanding); 116,284,633.85 Class B shares (representing 12.94% of the Class B shares then outstanding; and 3,589,460.958 Class C shares (representing 20.25% of the Class C shares then outstanding), for the benefit of its customers. Roger W. Kirby Tr UW Gwendoline Hoguet Trust FBO Geoffrey R. Hoguet, 1 E. 66th St. New York, NY 10021-5854, who owned 606,250.969 Class Y shares (representing 87.23%of the Class Y shares then outstanding); and Elizabeth N. Hoguet, 238 McLain Rd., Mount Kisco, NY 10549-4931, who owed 88,633.967 Class Y shares (representing 12.75%of the Class Y shares then outstanding). The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after ------------------ paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference ------------------- Section, Washington, D.C. 20549-0102. |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below. The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions on its part with respect to any of its duties under the agreement. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

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Fiscal Year   Management Fee Paid to            Accounting and Administrative

                                                    Services Fee Paid to

Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.

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    1998                $16,898,272                      $1,082,541

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    1999                $20,655,696                      $1,327,586

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    2000                $20,044,174                      $1,287,774

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Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund’s portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including “affiliated” brokers, as that term is defined in the Investment Company Act) that, in the Manager’s best judgment based on all relevant factors, will implement the Fund’s policy to obtain, at reasonable expense, the “best execution” of portfolio transactions. “Best execution” refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

        Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund’s portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager’s portfolio traders allocate brokerage upon recommendations from the Manager’s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

        Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

        The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

        The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager’s other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

        Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

        The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

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Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions

          Front-End     Front-End

          Sales         Sales        on Class A     on Class B   on Class C

Year      Charges       Charges      Shares         Shares       Shares

Ended     on Class A    Retained by  Advanced by    Advanced by  Advanced by

12/31:    Shares        Distributor  Distributor1   Distributor1 Distributor1

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  1998     $19,163,247   $2,805,718    $1,933,360   $12,869,741   $1,286,192

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  1999     $15,666,528   $2,234,617    $2,064,409   $13,060,682   $1,290,419

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  2000     $8,466,379    $1,294,411     $528,433     $6,994,067    $711,009

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1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

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Fiscal Year  Class A Contingent    Class B Contingent    Class C Contingent

             Deferred Sales        Deferred Sales        Deferred Sales

             Charges Retained by   Charges Retained by   Charges Retained by

Ended 12/31: Distributor           Distributor           Distributor

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    2000           $267,748             $2,684,825              $98,622

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Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

        Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

        Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

        The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a “majority” (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

        While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

        Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

        Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average daily net assets.

        |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate currently not to exceed 0.15% of the average daily net assets of Class A shares held in accounts of the service provider or their customers.

        For the fiscal year ended December 31, 2000, payments under the Plan for Class A shares totaled $4,914,387, all of which was paid by the Distributor to recipients. That amount included $33,866 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

        |X| Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide are similar to the services provided under the Class A plan, described above.

        The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

        The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o	may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and
o	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses.

        The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B plan allows for the carry-forward of unreimbursed distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

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     Distribution Fees Paid to the Distributor for the Year Ended 12/31/00

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

Class:        Total          Amount         Distributor's       Distributor's

                                                                Unreimbursed

                                            Aggregate           Expenses as %

              Payments       Retained by    Unreimbursed        of Net Assets

              Under Plan     Distributor    Expenses Under Plan of Class

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

Class B Plan    $7,105,323    $6,024,9871       $31,208,205          3.89%

---------------------------------------------------------------------------------

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Class C Plan    $2,246,207     $767,7662        $4,098,471           1.58%

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1. Includes $4,629 paid to an affiliate of the Distributor's parent company. 2. Includes $5,164 paid to an affiliate of the Distributor's parent company.

        All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

        The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor to compensate it for its expenses incurred for distributing shares before the plan was terminated. All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “tax-equivalent yield,” “dividend yield,” “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

        The Fund’s illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

        Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency.

o The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor’s shares are redeemed, they may be worth more or less than their original cost.

o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

        The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below.

        Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

(a-b) 6 Standardized Yield = 2 ((--- + 1) - 1) ( cd) The symbols above represent the following factors: a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense assumptions). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends. d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

        The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a “dividend yield” for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

        The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o	Tax-Equivalent Yield. The “tax-equivalent yield” of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund’s tax-equivalent yield. It adjusts the Fund’s standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

        The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund’s current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund’s current yield that is not tax-exempt.

        The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

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                  The Fund's Yields for the 30-Day Period Ended 12/31/00

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Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield

                                                           (43.74% Combined

                                                               Federal/

Shares                                                  New York Tax Bracket)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Without     After      Without    After      Without      After

          Sales       Sales      Sales      Sales                   Sales

          Charge      Charge     Charge     Charge     Sales Charge Charge

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class A      5.76%      5.48%      5.91%      5.63%       10.23%       9.74%

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Class B      4.89%       N/A       4.80%       N/A        8.70%         N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class C      4.90%       N/A       4.81%       N/A        8.71%         N/A

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Class Y      5.80%       N/A       5.97%       N/A        10.31%        N/A

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        |X| Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

        In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P”) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge on Class Y shares.

        o Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

1/n (ERV) (---) -1 = Average Annual Total Return ( P )

o Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P ------- = Total Return P

        o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

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                    The Fund's Total Returns for the Periods Ended 12/31/00

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Class of   Cumulative Total  Average Annual Total Returns

          Returns (10 Years

          or Life-of-Class,

Shares         if Less)

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                                  1-Year            5-Years           10-Years

                                                      (or               (or

                                                Life-of-Class,     Life-of-Class,

                                                   if Less)           if Less)

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          After     Without  After    Without  After    Without   After    Without

          Sales     Sales    Sales    Sales    Sales    Sales     Sales    Sales

           Charge    Charge   Charge   Charge   Charge   Charge    Charge   Charge

------------------------------------------------------------------------------------

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Class A1   94.69%   104.38%   6.61%    11.93%   4.50%     5.52%    6.89%    7.41%

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Class B    16.49%2  19.46%2   5.98%    10.98%   4.11%2   4.80%2     N/A      N/A

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Class C    19.51%3  19.51%3   10.06%   11.06%   4.82%3   4.82%3     N/A      N/A

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Class Y    8.97%4    8.97%4    N/A      N/A      N/A       N/A      N/A      N/A

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1. Inception of Class A:      5/15/86.

2. Inception of Class B:      3/17/97.

3. Inception of Class C:      3/17/97.

4. Inception of Class Y:      4/28/00.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

        |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

        Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund’s (or class’s) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund’s sales charges and expenses. Risk is measured by a fund’s (or class’s) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund’s category. Five stars is the “highest” ranking (top 10% of funds in a category), four stars is “above average” (next 22.5%), three stars is “average” (next 35%), two stars is “below average” (next 22.5%) and one star is “lowest” (bottom 10%). The current star rating is the fund’s (or class’s) overall rating, which is the fund’s 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

        The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rating. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

        |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

        Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

        From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

        From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. A B O U T Y O U R A C C O U N T How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o	Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

o	Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

o	Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

        A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer  Main Street Growth & Income

                                          Fund

Oppenheimer California Municipal Fund     Oppenheimer Main Street Opportunity Fund

Oppenheimer Capital Appreciation Fund     Oppenheimer Main Street Small Cap Fund

Oppenheimer Capital Preservation Fund     Oppenheimer MidCap Fund

Oppenheimer Capital Income Fund           Oppenheimer Mid Cap Value Fund

Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund

Oppenheimer Convertible Securities Fund   Oppenheimer Municipal Bond Fund

Oppenheimer Developing Markets Fund       OSM1 - Mercury Advisors S&P 500 Index

                                          OSM1 -  Mercury  Advisors  Focus  Growth

Oppenheimer Disciplined Allocation Fund   Fund

Oppenheimer Value Fund                    Oppenheimer New York Municipal Fund

Oppenheimer Discovery Fund                Oppenheimer New Jersey Municipal Fund

Oppenheimer Emerging Growth Fund          Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Emerging Technologies Fund    OSM1 - QM Active Balanced Fund

Oppenheimer Enterprise Fund               Oppenheimer Quest Balanced Value Fund

                                          Oppenheimer  Quest  Capital  Value Fund,

Oppenheimer Europe Fund                   Inc.

                                          Oppenheimer  Quest  Global  Value  Fund,

Oppenheimer Florida Municipal Fund        Inc.

OSM1- Gartmore Millennium Growth Fund     Oppenheimer Quest Opportunity Value Fund

Oppenheimer Global Fund                   Oppenheimer Quest Value Fund, Inc.

Oppenheimer Global Growth & Income Fund   Oppenheimer Real Asset Fund

Oppenheimer Gold & Special Minerals Fund  OSM1 - Salomon Brothers Capital Fund

Oppenheimer Growth Fund                   Oppenheimer Senior Floating Rate Fund

Oppenheimer High Yield Fund               Oppenheimer Small Cap Value Fund

Oppenheimer Intermediate Municipal Fund   Oppenheimer Strategic Income Fund

Oppenheimer International Bond Fund       Oppenheimer Total Return Fund, Inc.

Oppenheimer International Growth Fund     Oppenheimer Trinity Core Fund

Oppenheimer  International  Small Company

Fund                                      Oppenheimer Trinity Growth Fund

OSM1 -Jennison Growth Fund                Oppenheimer Trinity Value Fund

Oppenheimer Large Cap Growth Fund         Oppenheimer U.S. Government Trust

Oppenheimer Limited-Term Government Fund  Limited-Term New York Municipal Fund

                                          Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust

Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

Centennial Government Trust               Oppenheimer Cash Reserves

Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

1 - "OSM" is Oppenheimer Select Managers

        There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

        A Letter of Intent is an investor’s statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the “Letter of Intent period”). At the investor’s request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor’s intention to make the aggregate amount of purchases of shares which, when added to the investor’s holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

        A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

        In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor’s purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor’s holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in “Terms of Escrow,” below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

        If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor’s account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor’s receipt thereof.

        The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

        In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

|X| Terms of Escrow That Apply to Letters of Intent.

        1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

        2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

        3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

        4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class

        A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

        6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled “How to Exchange Shares” and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

        If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

        Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor ) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

        The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

        The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

        |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

        |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

        The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

        Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

        Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,
(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

        (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures.

        If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

        In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

        Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

        When the Fund writes an option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the option. In determining the Fund’s gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund’s custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)	for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)	authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)	specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)	acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

        The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

        Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

        The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under “Determination of Net Asset Values Per Share.” That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

        If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

        Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

        Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

        The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.)

        By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

        |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this Statement of Additional Information.

        |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

        The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

        For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

        Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

        The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

        The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

        To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

        If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares
o	As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

o	Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

o	Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

o	Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.

o	Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

o	Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.

o	Class X shares of Limited Term New York Municipal Fund only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o	Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

o	Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o	Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor’s dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

        |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

        When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

        Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

        |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

        |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

        |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

        When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

        In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

        The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

        Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

        The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

        Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

        The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund’s Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

        Net investment income includes the allocation of amounts of income from the municipal securities in the Fund’s portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund’s tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund’s income that was tax-exempt for a given period.

        A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

        A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder’s gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; and (4) any excess of net short-term capital gain over net long-term capital loss, and (5) any market discount amortization on tax-exempt bonds.

        The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

        If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.

        In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund’s distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

        Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

        Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of the sum of its taxable investment income earned from January 1 through December 31 of that year and its net capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund’s Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or other distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian bank of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund for the year ending December 31, 2000. They audit the Fund’s financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders of Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Rochester Fund Municipals as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31,1999, and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Denver, Colorado January 19,2001
FEDERAL INCOME TAX INFORMATION Unaudited

In early 2001, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        None of the dividends paid by the Fund during the year ended December 31, 2000, are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 99.5% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (90.8%), Pennsylvania (0.5%), Puerto Rico (5.0%), Virgin Islands (1.8%), Guam (1.8%), American Samoa (0.1%).
        During 2000, 34.7% of this tax-exempt income was derived from ’private activity bonds.“ These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
STATEMENT OF INVESTMENTS December 31, 2000
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

Municipal Bonds and Notes—99.7%

New York—89.0%
$ 955,000	Albany County IDA (Upper Hudson Library)	8.750%	05/01/2022	$ 984,997

80,000	Albany County IDA (Upper Hudson Library)	8.750	05/01/2007	80,115

323,159	Albany Hsg. Authority	0.000	10/01/2012[p]	103,208

620,000	Albany Hsg. Authority (Lark Drive)	5.500	12/01/2028	604,432

1,420,000	Albany IDA (Albany Medical Center)	6.000	05/01/2019	1,210,692

2,460,000	Albany IDA (Albany Medical Center)	6.000	05/01/2029	2,006,770

1,630,000	Albany IDA (Albany Medical Center)	8.250	08/01/2004	1,681,361

400,000	Albany IDA (Albany Municipal Golf Course Clubhouse)	7.500	05/01/2012	415,640

985,000	Albany IDA (Albany Rehab.)	8.375	06/01/2023	1,034,437

1,705,000	Albany IDA (MARA Mansion Rehab.)	6.500	02/01/2023	1,723,158

1,395,000	Albany IDA (Port of Albany)	7.250	02/01/2024	1 ,438,161

1,135,000	Albany IDA (Sage Colleges)	5.250	04/01/2019	1,118,531

1,760,000	Albany IDA (Sage Colleges)	5.300	04/01/2029	1,702,554

100,000	Albany IDA (University Heights–Albany Pharmacy)	6.750	12/01/2029	113,847

1,770,000	Albany Parking Authority	0.000	11/01/2017	734,143

2,170,000	Allegany County IDA (Cuba Memorial Hospital)[a]	6.500	11/01/2009	1,983,163

4,230,000	Allegany County IDA (Cuba Memorial Hospital)[a]	7.250	11/01/2019	3,608,655

4,200,000	Allegany County IDA (Houghton College)	5.250	01/15/2024	3,956,526

920,000	Amherst IDA (Asbury Pointe)	5.800	02/01/2015	812,424

3,000,000	Amherst IDA (Asbury Pointe)	6.000	02/01/2029	2,487,660

3,000,000	Appleridge Retirement Community	5.750	09/01/2041	3,131,850

810,000	Babylon IDA (JFB & Sons Lithographers)	7.625	12/01/2006	821,364

2,570,000	Babylon IDA (JFB & Sons Lithographers)	8.625	12/01/2016	2,654,167

1,330,000	Babylon IDA (WWH Ambulance)	7.375	09/15/2008	1,395,569

515,000	Batavia Hsg. Authority (Washington Towers)	6.500	01/01/2023	526,536

740,000	Battery Park City Authority	10.000	06/01/2023	743,130

1,410,000	Bayshore HDC	7.500	02/01/2023	1,478,188

330,000	Beacon IDA (Craig House)	9.000	07/01/2011	330,614

1,000,000	Bethany Retirement Home	7.450	02/01/2024	1,099,910

1,065,000	Blauvelt Volunteer Fire Company	6.250	10/15/2017	987,681

35,000	Bleeker Terrace HDC	8.100	07/01/2001	35,269

45,000	Bleeker Terrace HDC	8.350	07/01/2004	45,400

900,000	Bleeker Terrace HDC	8.750	07/01/2007	909,774

580,000	Brookhaven IDA (Brookhaven Memorial Hospital)	8.250	11/15/2030	572,941

6,965,000	Brookhaven IDA (Dowling College)	6.750	03/01/2023	7,286,713

480,000	Brookhaven IDA (Sid Farber Facility)[a]	7.125[v]	12/01/2002	479,424

490,000	Brookhaven IDA (Sid Farber Facility)[a]	7.125[v]	12/01/2004	489,412

340,000	Brookhaven IDA (Interdisciplinary School)	8.500	12/01/2004	353,903

3,220,000	Brookhaven IDA (Interdisciplinary School)	9.500	12/01/2019	3,477,085

1,250,000	Brookhaven IDA (St. Joseph’s College)	6.000	12/01/2020	1,306,950

2,425,000	Brookhaven IDA (Stony Brook Foundation)	6.500	11/01/2020	2,433,924

1,050,000	Brookhaven IDA (TDS Realty)	6.550	12/01/2019	1,092,651

600,000	Brookhaven IDA (United Baking Company)	8.750	12/01/2011	600,810

3,240,000	Brookhaven IDA (United Baking Company)	8.750	12/01/2030	3,252,830
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 180,000	Broome County IDA (Binghamton Simulator)	8.250%	01/01/2002	$ 180,364

195,000	Broome County IDA (Industrial Park)	7.600	12/01/2001	194,940

3,615,000	Canandaigua Recreation Devel. Corp. (Roseland Water Park)	8.750	11/01/2030	3,614,422

3,185,000	Canandaigua Recreation Devel. Corp. (Roseland Water Park)	8.750	11/01/2030	3,184,490

600,000	Capital District Youth Center	6.000	02/01/2017	632,346

500,000	Carnegie Redevelopment Corp.[a]	7.000	09/01/2021	508,715

1,650,000	Cattaraugus County IDA (Cherry Creek)	9.800	09/01/2010	1,703,130

570,000	Cattaraugus County IDA (Jamestown Community College)	6.400	07/01/2019	594,578

1,000,000	Cattaraugus County IDA (Jamestown Community College)	6.500	07/01/2030	1,048,320

4,360,000	Cattaraugus County IDA (Olean General Hospital)	5.250	08/01/202 3	4,277,814

1,465,000	Cattaraugus County IDA (St. Bonaventure University)	5.450	09/15/2019	1,429,474

8,615,000	Cayuga County COP (Auburn Memorial Hospital)	6.000	01/01/2021	8,951,760

2,500,000	Chautauqua County Tobacco Asset Securitization Corp.	6.750	07/01/2040	2,607,100

2,900,000	Chautauqua County IDA (Jamestown Community College)	5.250	08/01/2028	2,801,139

1,450,000	Chautauqua County IDA (Jamestown Devel. Corp.)	7.125	11/01/2008	1,377,427

3,395,000	Chautauqua County IDA (Jamestown Devel. Corp.)	7.125	11/01/2018	3,136,233

9,200,000	Chemung County IDA (St. Joseph’s Hospital)	6.000	01/01/201 3	8,160,124

9,630,000	Chemung County IDA (St. Joseph’s Hospital)	6.350	01/01/201 3	8,806,057

4,910,000	Chemung County IDA (St. Joseph’s Hospital)	6.500	01/01/201 9	4,429,213

1,960,000	Clifton Springs Hospital & Clinic	7.650	01/01/2012	1,944,928

4,530,000	Clifton Springs Hospital & Clinic	8.000	01/01/2020	4,510,294

35,000	Cohoes GO	6.200	03/15/2012	35,411

25,000	Cohoes GO	6.200	03/15/2013	25,133

25,000	Cohoes GO	6.250	03/15/2014	25,068

25,000	Cohoes GO	6.250	03/15/2015	25,037

25,000	Cohoes GO	6.250	03/15/2016	24,864

530,000	Columbia County IDA (ARC)	7.750	06/01/2005	548,709

2,650,000	Columbia County IDA (ARC)	8.650	06/01/2018	2,813,240

430,000	Columbia County IDA (Berkshire Farms)	6.900	12/15/2004	441,700

1,855,000	Columbia County IDA (Berkshire Farms)	7.500	12/15/2014	1,936,416

3,500,000	Dutchess County IDA (Bard College)	7.000	11/01/2017	3,779,965

2,750,000	Dutchess County IDA (Vassar Brothers Hospital)	6.500	04/01/2020	3,008,775

5,545,000	Dutchess County IDA (Vassar Brothers Hospital)	6.500	04/01/2030	6,028,579

1,700,000	Dutchess County Res Rec (Solid Waste)	6.800	01/01/2010[p]	1,818,541

1,805,000	Dutchess County Res Rec (Solid Waste)	7.000	01/01/2010[p]	1,934,635

1,000,000	Dutchess County Water & Wastewater Authority	0.000	06/01/2027	238,630

2,000,000	East Rochester Hsg. Authority (Linden Knoll)	5.350	02/01/2038	1,866,200

4,095,000	East Rochester Hsg. Authority (St. John’s Meadows)	5.950	08/01/2027	4,086,073

25,000	Elmira HDC	7.500	08/01/2007	25,412

3,210,000	Erie County IDA (Affordable Hospitality)[a]	9.250	12/01/2015	2,872,950

1,065,000	Erie County IDA (Air Cargo)	8.250	10/01/2007	1,080,325
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 2,380,000	Erie County IDA (Air Cargo)	8.500%	10/01/2015	$ 2,468,869

44,000,000	Erie County IDA (Canfibre Lackawanna)[a]	9.050	12/01/2025	29,590,000

2,855,000	Erie County IDA (Depaul Properties)	6.500	09/01/2018	2,546,888

25,000	Erie County IDA (Episcopal Church Home)	5.875	02/01/2018	21,227

9,050,000	Erie County IDA (Episcopal Church Home)	6.000	02/01/2028	7,449,779

3,230,000	Erie County IDA (Medaille College)	8.000	12/30/2022	3,341,855

3,515,000	Erie County IDA (Medaille College)	8.250	11/01/2026	3,531,767

2,655,000	Erie County IDA (Mercy Hospital)	6.250	06/01/2010	2,400,996

19,295,000	Erie County Tobacco Asset Securitization Corp.	6.250	07/15/204 0	>19,554,325

45,920,000	Erie County Tobacco Asset Securitization Corp.	6.750	07/15/204 0	47,403,216

1,850,000	Essex County IDA (International Paper Co.)	5.500	08/15/2022	1,693,656

2,300,000	Essex County IDA (International Paper Co.)	6.450	11/15/2023	2,358,512

5,000,000	Essex County IDA (Moses Ludington Nursing Home)	6.375	02/01/205 0	5,452,450

325,000	Essex County IDA (Moses Ludington Nursing Home)	9.000	02/01/2008	328,585

5,720,000	Franklin County IDA (Adirondack Medical Center)	5.500	12/01/202 9	5,750,030

4,245,000	Franklin County SWMA	6.250	06/01/2015	>4,261,131

2,995,000	Fulton County IDA (Nathan Littauer)	7.000	11/01/2004	3,015,366

445,000	Geneva IDA (Finger Lakes Cerebral Palsy)	8.250	11/01/2004	458,955

1,000,000	Geneva IDA (Finger Lakes Cerebral Palsy)	8.500	11/01/2016	1,031,430

810,000	Glen Cove IDA (SLCD)	6.875	07/01/2008	789,645

3,775,000	Glen Cove IDA (SLCD)	7.375	07/01/2023	3,546,499

16,855,000	Glen Cove IDA (The Regency at Glen Cove)	0.000	10/15/2019[p]	5,413,657

1,055,000	Glen Cove IDA (The Regency at Glen Cove)	0.000	10/15/2019[p]	338,855

2,375,000	Grand Central BID (Grand Central District Management)	5.250	01/01/2022	2,343,769

2,795,000	Green Island Power Authority	6.000	12/15/2020	2,785,245

1,695,000	Green Island Power Authority	6.000	12/15/2025	1,669,083

1,990,000	Groton Community Health Care Center	7.450	07/15/2021	2,222,750

740,000	Hamilton EHC (Hamilton Apartments)	11.250	01/01/2015	766,285

455,000	Hempstead IDA (Dentaco Corp.)	7.250	11/01/2012	454,982

1,270,000	Hempstead IDA (Dentaco Corp.)	8.250	11/01/2025	1,270,038

6,175,000	Hempstead IDA (Engel Burman Senior Hsg.)	6.250	11/01/2010	5,763,807

18,825,000	Hempstead IDA (Engel Burman Senior Hsg.)	6.750	11/01/2024	17,172,730

4,385,000	Hempstead IDA (Franklin Hospital Medical Center)	5.750	11/01/2008	4,117,164

9,375,000	Hempstead IDA (Franklin Hospital Medical Center)	6.375	11/01/2018	8,253,750

6,355,000	Hempstead IDA (South Shore YJCC)	6.750	11/01/2024	5,870,368

525,000	Herkimer County IDA (Burrows Paper)[a]	7.250	01/01/2001	525,000

14,440,000	Herkimer County IDA (Burrows Paper)[a]	8.000	01/01/2009	14,965,327

1,285,000	Herkimer County IDA (College Foundation)	6.445	11/01/2020	1,305,226

2,000,000	Herkimer County IDA (College Foundation)	6.577	11/01/2030	2,030,300

410,000	Herkimer Hsg. Authority	7.150	03/01/2011	415,551

60,000	Hsg. NYCorp.	5.500	11/01/2020	60,744

990,000	Hudson IDA (Have, Inc.)	8.125	12/01/2017	1,005,790

1,300,000	Hudson IDA (Wittcomm, Inc.)[a],[b],[d]	7.125	11/01/2009	448,500

1,000,000	Huntington Hsg. Authority (GJSR)	6.000	05/01/2029	833,400

8,500,000	Huntington Hsg. Authority (GJSR)	6.000	05/01/2039	6,962,860
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 920,000	Islip IDA (Leeway School)	9.000%	08/01/2021	$ 947,140

50,000	Islip IDA (WJL Realty)	7.800	03/01/2003	50,633

100,000	Islip IDA (WJL Realty)	7.850	03/01/2004	101,799

100,000	Islip IDA (WJL Realty)	7.900	03/01/2005	101,445

500,000	Islip IDA (WJL Realty)	7.950	03/01/2010	510,230

2,000,000	Islip Res Rec	6.500	07/01/2009	2,211,500

3,000,000	Kenmore Hsg. Authority (SUNYat Buffalo)	5.500	08/01/2024	3,022,590

23,620,000	L.I. Power Authority	5.125	12/01/2022	23,465,289

15,000,000	L.I. Power Authority	5.250	12/01/2026	15,004,800

21,000,000	L.I. Power Authority RITES[a]	2.756[f]	12/01/2022	20,449,800

13,000,000	L.I. Power Authority RITES[a]	4.256[f]	12/01/2029	13,801,580

11,250,000	L.I. Power Authority RITES[a]	6.160[f]	12/01/2029	11,943,675

2,650,000	Lockport HDC	6.000	10/01/2018	2,607,123

100,000	Lowville GO	7.200	09/15/2005	110,272

75,000	Lowville GO	7.200	09/15/2007	85,000

100,000	Lowville GO	7.200	09/15/2012	119,845

100,000	Lowville GO	7.200	09/15/2013	120,124

100,000	Lowville GO	7.200	09/15/2014	120,126

5,350,000	Lyons Community Health Initiatives Corp.	6.800	09/01/2024	5,720,006

4,560,000	Macleay Hsg. Corp.(Larchmont Woods)	8.500	01/01/2031	4,855,944

1,805,000	Madison County IDA (Oneida Healthcare Center)	6.100	07/01/2014	1,638,200

2,495,000	Mechanicsville HDC	6.900	08/01/2022	2,518,653

170,000	Middleton IDA (Flanagan Design & Display)	7.000	11/01/2006	162,923

690,000	Middleton IDA (Flanagan Design & Display)	7.500	11/01/2018	630,087

905,000	Middleton IDA (Fleurchem, Inc.)[a]	8.000	12/01/2016	938,512

3,955,000	Middletown IDA (Southwinds Retirement Home)	6.375	03/01/2018	3,535,770

3,740,000	Middletown IDA (Southwinds Retirement Home)	8.375	03/01/2018 [p]	4,124,061

610,000	Middletown IDA (YMCA)	6.250	11/01/2009	573,589

1,255,000	Middletown IDA (YMCA)	7.000	11/01/2019	1,148,513

390,000	Monroe County COP	8.050	01/01/2011	399,984

4,260,000	Monroe County IDA (Al Sigl Center)	6.600	12/15/2017	3,955,495

1,590,000	Monroe County IDA (Al Sigl Center)	7.250	12/15/2015	1,590,922

3,145,000	Monroe County IDA (Brazill Merk)	7.900	12/15/2014	3,242,589

900,000	Monroe County IDA (Canal Ponds)	7.000	06/15/2013	945,108

10,000	Monroe County IDA (Cohber Press)	7.550	12/01/2001	10,006

10,000	Monroe County IDA (Cohber Press)	7.650	12/01/2002	10,132

10,000	Monroe County IDA (Cohber Press)	7.700	12/01/2003	10,136

170,000	Monroe County IDA (Cohber Press)	7.850	12/01/2009	172,837

1,965,000	Monroe County IDA (Collegiate Hsg. Foundation—RIT)	5.375	04/01/2029	1,825,053

1,960,796	Monroe County IDA (Cottrone Devel.)	9.500	12/01/2010	2,026,346

950,000	Monroe County IDA (Dayton Rogers Manufacturing)	6.100	12/01/2009	898,738

5,750,000	Monroe County IDA (DePaul Community Facilities)	5.950	08/01/202 8	4,705,685

880,000	Monroe County IDA (DePaul Community Facilities)	6.450	02/01/2014	942,022

1,285,000	Monroe County IDA (DePaul Community Facilities)	6.500	02/01/202 4	1,362,820

4,485,000	Monroe County IDA (DePaul Properties)	6.150	09/01/2021	4,116,916
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 180,000	Monroe County IDA (DePaul Properties)	8.300%	09/01/2002	$ 187,882

4,605,000	Monroe County IDA (DePaul Properties)	8.800	09/01/2021[p]	4,833,961

14,585,000	Monroe County IDA (Genesee Hospital)	7.000	11/01/2018	12,854,636

1,000,000	Monroe County IDA (Jewish Home)	6.875	04/01/2017	947,960

4,945,000	Monroe County IDA (Jewish Home)	6.875	04/01/2027	4,602,410

485,000	Monroe County IDA (Machine Tool Research)	7.750	12/01/2006	480,048

600,000	Monroe County IDA (Machine Tool Research)	8.000	12/01/2011	581,298

300,000	Monroe County IDA (Machine Tool Research)	8.500	12/01/2013	294,396

1,260,000	Monroe County IDA (Melles Groit)	9.500	12/01/2009	1,276,682

1,645,000	Monroe County IDA (Morrell/Morrell)	7.000	12/01/2007	1,646,629

4,330,000	Monroe County IDA (Piano Works)	7.625	11/01/2016	4,396,509

1,000,000	Monroe County IDA (SouthviewTowers)	6.125	02/01/2020	1,055,790

3,075,000	Monroe County IDA (St. John Fisher College)	5.375	06/01/2024	3,054,613

1,215,000	Monroe County IDA (St. Joseph’s Parking Garage)[a]	7.000	11/01/2008	1,179,546

4,345,000	Monroe County IDA (St. Joseph’s Parking Garage)[a]	7.500	11/01/2022	4,130,009

7,420,000	Monroe County IDA (The Children’s Beverage Group)[a]	8.750	11/01/2010	2,597,000

885,000	Monroe County IDA (Volunteers of America)	5.700	08/01/2018	774,030

2,710,000	Monroe County IDA (Volunteers of America)	5.750	08/01/2028	2,242,959

80,000	Monroe County IDA (West End Business)	6.750	12/01/2004	80,456

45,000	Monroe County IDA (West End Business)	6.750	12/01/2004	45,256

330,000	Monroe County IDA (West End Business)	6.750	12/01/2004	331,881

345,000	Monroe County IDA (West End Business)	8.000	12/01/2014	360,097

170,000	Monroe County IDA (West End Business)	8.000	12/01/2014	177,439

515,000	Monroe County IDA (West End Business)	8.000	12/01/2014	537,536

1,375,000	Monroe County IDA (West End Business)	8.000	12/01/2014	1,435,170

12,000,000	Monroe County IDA (Woodlawn Village)	8.550	11/15/2032	11,946,000

27,000,000	Monroe County Tobacco Asset Securitization Corp.	6.375	06/01/2035	27,575,370

13,740,000	Monroe County Tobacco Asset Securitization Corp.	6.625	06/01/2042	14,327,110

10,000,000	Monroe County Tobacco Asset Securitization Corp. RITES[a]	11.490[f]	06/01/2042	11,281,000

555,000	Monroe HDC (Multifamily Hsg.)	7.000	08/01/2021	568,226

5,860,000	Montgomery County IDA (ASMF)[a],[b],[d]	7.250	01/15/2019	3,914,480

920,000	Montgomery County IDA (New Dimensions in Living)	8.900	05/01/2016	941,712

495,000	Mt. Vernon IDA (Meadowview)	6.150	06/01/2019	427,051

2,500,000	Mt. Vernon IDA (Meadowview)	6.200	06/01/2029	2,104,650

10,000,000	MTAIVRC[a]	5.808[f]	07/01/2011	10,751,600

9,400,000	MTAYCR[a]	5.828[f]	07/01/2013	9,563,090

3,000,000	MTAYCR[a]	5.828[f]	07/01/2022	3,034,770

50,000	MTA, Series J	5.500	07/01/2022	50,289

802,824	Municipal Assistance Corp. for Troy, NY	0.000	07/15/2021	276,019

1,218,573	Municipal Assistance Corp. for Troy, NY	0.000	01/15/2022	406,540

2,725,000	Nassau County IDA (ACLD)	8.125	10/01/2022	2,827,841

1,535,000	Nassau County IDA (ALIA—ACDS)	7.500	06/01/2015	1,548,953

485,000	Nassau County IDA (ALIA—ACLD)	7.500	06/01/2015	489,409

2,405,000	Nassau County IDA (ALIA—CSMR)	7.500	06/01/2015	2,426,861

2,980,000	Nassau County IDA (ALIA—FREE)	7.500	06/01/2015	3,007,088
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 4,030,000	Nassau County IDA (ALIA—FREE)	8.150%	06/01/2030	$ 4,075,700

325,000	Nassau County IDA (ALIA—LVH)	7.500	06/01/2015	327,954

725,000	Nassau County IDA (CNGCS)	7.500	06/01/2030	731,590

2,245,000	Nassau County IDA (CNGCS)	8.150	06/01/2030	2,270,458

1,165,000	Nassau County IDA (Leo D. Bernstein & Sons)	8.000	11/01/201 0	1,164,476

6,060,000	Nassau County IDA (Leo D. Bernstein & Sons)	8.875	11/01/202 6	6,062,424

2,290,000	Nassau County IDA (NSCFGA)	6.750	05/01/2024	2,133,524

210,000	Nassau County IDA (RJS Scientific)	8.050	12/01/2005	217,837

2,700,000	Nassau County IDA (RJS Scientific)	9.050	12/01/2025	2,929,581

2,759,599	Nassau County IDA (Sharp International)[a],[b],[d]	7.375	12/01/2007	275,960

1,752,587	Nassau County IDA (Sharp International)[a],[b],[d]	7.375	12/01/2007	175,259

2,527,211	Nassau County IDA (Sharp International)[a],[b],[d]	7.875	12/01/2012	252,721

1,597,662	Nassau County IDA (Sharp International)[a],[b],[d]	7.875	12/01/2012	159,766

2,050,000	Nassau County IDA (United Cerebral Palsy)	6.250	11/01/2014	2,000,656

25,000,000	Nassau County IDA (Westbury Senior Living)	7.900	11/01/2031	24,912,750

2,215,000	Nassau County Tobacco Settlement Corp.	6.250	07/15/2019	2,278,216

3,295,000	Nassau County Tobacco Settlement Corp.	6.250	07/15/2020	3,384,163

4,025,000	Nassau County Tobacco Settlement Corp.	6.250	07/15/2020	4,133,916

2,040,000	Nassau County Tobacco Settlement Corp.	6.250	07/15/2021	2,092,224

4,900,000	Nassau County Tobacco Settlement Corp.	6.300	07/15/2021	5,043,129

1,320,000	Nassau County Tobacco Settlement Corp.	6.300	07/15/2022	1,358,557

31,385,000	Nassau County Tobacco Settlement Corp.	6.400	07/15/2033	32,000,774

21,070,000	Nassau County Tobacco Settlement Corp.	6.500	07/15/2027	21,773,738

35,185,000	Nassau County Tobacco Settlement Corp.	6.600	07/15/2039	36,378,123

20,000	New Hartford HDC (Village Point)	7.375	01/01/2024	20,511

13,010,000	New Rochelle IDA (College of New Rochelle)	5.250	07/01/2027	12,596,022

6,500,000	New Rochelle IDA (College of New Rochelle)	5.500	07/01/2019	6,616,805

4,950,000	Newark-Wayne Community Hospital	5.875	01/15/2033	5,073,057

2,245,000	Newark-Wayne Community Hospital	7.600	09/01/2015	2,288,373

2,310,000	Newburgh IDA (ARMATextile Printers)[a],[d]	7.125	11/01/2007	1,033,725

4,880,000	Newburgh IDA (ARMATextile Printers)[a],[d]	8.000	11/01/2017	2,183,800

1,900,000	Niagara County IDA (Sevenson Hotel)	6.600	05/01/2007	1,901,140

5,000,000	Niagara County Tobacco Asset Securitization Corp.	6.250	05/15/2040	5,039,400

1,700,000	Niagara Falls CSD COP (High School Facility)	5.375	06/15/2028	1,657,806

750,000	Niagara Falls CSD COP (High School Facility)	6.625	06/15/2028	798,622

715,000	North Babylon Volunteer Fire Company	5.750	08/01/2022	733,769

1,555,000	North Country Devel. Authority (Clarkson University)	5.500	07/01/2019	1,566,725

3,145,000	North Country Devel. Authority (Clarkson University)	5.500	07/01/2029	3,115,940

585,000	North Tonawanda HDC (Bishop Gibbons Associates)	6.800	12/15/2007	620,158

3,295,000	North Tonawanda HDC (Bishop Gibbons Associates)	7.375	12/15/202 1	3,708,061

25,000	Nunda GO	8.000	05/01/2010	30,983

20,000,000	NYConvention Center COP (Yale Building Acquisition)	6.500	12/01/2004	20,324,600

17,745,000	NYCounties Tobacco Trust I (TASC)	6.500	06/01/2035	18,156,329

59,090,000	NYCounties Tobacco Trust I (TASC)	6.625	06/01/2042	60,833,155

270,000	NYC GO	0.000	05/15/2011	164,287
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 4,990,000	NYC GO	0.000%	11/15/2011	$ 2,964,459

200,000	NYC GO	0.000	05/15/2012	114,724

40,000	NYC GO	0.000	10/01/2012	22,525

13,500,000	NYC GO	5.000	05/15/2023	13,223,250

855,000	NYC GO	5.125	08/01/2025	838,558

1,015,000	NYC GO	5.250	08/15/2023	1,015,315

500,000	NYC GO	5.250	08/01/2024	499,640

85,000	NYC GO	5.500	10/01/2018	86,395

20,000	NYC GO	5.625	08/01/2016	20,617

35,000	NYC GO	5.750	02/01/2020	36,285

4,845,000	NYC GO	6.000	02/01/2011	5,210,507

397,000	NYC GO	6.500	08/01/2014	432,206

1,580,000	NYC GO	6.500	08/01/2015	1,702,418

1,580,000	NYC GO	6.625	08/01/2025	1,626,879

5,000	NYC GO	7.000	02/01/2010	5,012

15,000,000	NYC GO	7.000	10/01/2011	15,887,850

5,000	NYC GO	7.000	10/01/2012	5,278

5,000	NYC GO	7.000	02/01/2018[p]	5,231

20,000	NYC GO	7.000	02/01/2018	20,820

5,000	NYC GO	7.000	02/01/2020[p]	5,231

5,000	NYC GO	7.000	02/01/2020	5,205

190,000	NYC GO	7.000	02/01/2022	197,790

85,000	NYC GO	7.100	02/01/2009	88,727

315,000	NYC GO	7.100	02/01/2010	328,813

140,000	NYC GO	7.100	02/01/2011	146,139

220,000	NYC GO	7.200	02/01/2015	229,458

5,000	NYC GO	7.250	08/15/2024	5,086

5,000	NYC GO	7.400	02/01/2002	5,175

15,000	NYC GO	7.500	02/01/2016	15,692

10,000	NYC GO	7.500	02/01/2018	10,463

5,000	NYC GO	7.625	02/01/2014	5,236

5,000	NYC GO	8.250	08/01/2012[p]	5,197

5,000	NYC GO	8.250	08/01/2014	5,183

1,750,000	NYC GO CAB	0.000[v]	05/15/2014	1,636,285

500,000	NYC GO CAB	0.000[v]	08/01/2014	452,975

16,387,000	NYC GO CARS	7.120[f]	08/12/2010	17,616,025

8,387,000	NYC GO CARS	7.120[f]	09/01/2011	9,005,541

95,000	NYC GO DIAMONDS	0.000[v]	08/15/2016 [p]	94,040

100,000	NYC GO DIAMONDS	0.000[v]	08/01/202 5	70,177

5,400,000	NYC GO RIBS	6.315[f]	08/22/2013	5,744,250

4,200,000	NYC GO RIBS	6.217[f]	07/29/2010	4,515,000

3,050,000	NYC GO RIBS	6.315[f]	08/01/2015	3,206,312

13,150,000	NYC GO RIBS	7.499[f]	08/01/2013	14,251,312

299,569	NYC HDC (Albert Einstein Staff Hsg.)	6.500	12/15/2017	310,593

1,414,909	NYC HDC (Atlantic Plaza Towers)	7.034	02/15/2019	1,485,754
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 1,045,000	NYC HDC (Barclay Avenue)	6.450%	04/01/2017	$ 1,059,348

4,055,000	NYC HDC (Barclay Avenue)	6.600	04/01/2033	4,110,351

351,922	NYC HDC (Bay Towers)	6.500	08/15/2017	364,729

2,630,340	NYC HDC (Boulevard Towers)	6.500	08/15/2017	2,725,112

449,355	NYC HDC (Bridgeview III)	6.500	12/15/2017	465,892

475,804	NYC HDC (Cadman Plaza North)	7.000	12/15/2018	497,863

1,245,501	NYC HDC (Cadman Towers)	6.500	11/15/2018	1,299,644

178,163	NYC HDC (Candia House)	6.500	06/15/2018	174,342

3,416,026	NYC HDC (Clinton Towers)	6.500	07/15/2017	3,538,935

292,182	NYC HDC (Contello III)	7.000	12/15/2018	306,800

1,406,877	NYC HDC (Cooper Gramercy)	6.500	08/15/2017	1,457,568

1,073,437	NYC HDC (Court Plaza)	6.500	08/15/2017	1,118,232

1,622,934	NYC HDC (Crown Gardens)	7.250	01/15/2019	1,704,990

3,430,329	NYC HDC (East Midtown Plaza)	6.500	11/15/2018	3,466,417

3,308,051	NYC HDC (Esplanade Gardens)	7.000	01/15/2019	3,474,247

79,077	NYC HDC (Essex Terrace)	6.500	07/15/2018	77,473

482,453	NYC HDC (Forest Park Crescent)	6.500	12/15/2017	500,063

1,577,684	NYC HDC (Gouverneur Gardens)	7.034	02/15/2019	1,657,010

346,834	NYC HDC (Heywood Towers)	6.500	10/15/2017	359,393

3,912,334	NYC HDC (HudsonviewTerrace)	6.500	09/15/2017	4,053,609

1,104,581	NYC HDC (Janel Towers)	6.500	09/15/2017	1,144,888

385,951	NYC HDC (Kingsbridge Arms)	6.500	08/15/2017	399,996

219,414	NYC HDC (Kingsbridge Arms)	6.500	11/15/2018	227,653

1,184,681	NYC HDC (Leader House)	6.500	03/15/2018	1,228,194

1,657,556	NYC HDC (Lincoln–Amsterdam)	7.250	11/15/2018	1,740,666

196,780	NYC HDC (Middagh St. Studio Apartments)	6.500	01/15/2018	203,983

2,562,879	NYC HDC (Montefiore Hospital Hsg. Sec.II)	6.500	10/15/2017	2,655,681

100,000	NYC HDC (Multifamily Hsg.),Series A	5.850	05/01/2025	101,211

38,880,000	NYC HDC (Multifamily Hsg.),Series A	6.600	04/01/2030	40,729,910

30,000	NYC HDC (Multifamily Hsg.),Series A	7.300	06/01/2010	30,910

1,145,000	NYC HDC (Multifamily Hsg.),Series A	7.350	06/01/2019	1,179,991

775,000	NYC HDC (Multifamily Hsg.),Series C	5.700	05/01/2031	783,068

834,390	NYC HDC (NewAmsterdam House)	6.500	08/15/2018	817,361

852,933	NYC HDC (NewAmsterdam House)	6.500	08/15/2018	853,309

1,033,557	NYC HDC (Riverbend)	6.500	11/15/2018	1,072,730

6,379,161	NYC HDC (Riverside Park Community)	7.250	11/15/2018	6,701,692

452,220	NYC HDC (RNA House)	7.000	12/15/2018	474,940

647,446	NYC HDC (Robert Fulton Terrace)	6.500	12/15/2017	671,273

236,264	NYC HDC (Rosalie Manning Apartments)	7.034	11/15/2018	248,097

628,446	NYC HDC (Scott Tower)	7.000	12/15/2018	640,098

862,203	NYC HDC (SeaviewTowers)	6.500	01/15/2018	893,760

1,603,695	NYC HDC (Sky ViewTowers)	6.500	11/15/2018	1,663,914

355,565	NYC HDC (St. Martin Tower)	6.500	11/15/2018	369,041

1,639,504	NYC HDC (Stevenson Commons)	6.500	05/15/2018	1,700,100

469,063	NYC HDC (Strycker’s Bay Apartments)	7.034	11/15/2018	475,222
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 1,641,094	NYC HDC (Tivoli Towers)	6.500%	01/15/2018	$ 1,699,879

222,924	NYC HDC (Town House West)	6.500	01/15/2018	230,845

342,577	NYC HDC (Tri-Faith House)	7.000	01/15/2019	359,717

1,452,335	NYC HDC (University River View)	6.500	08/15/2017	1,505,186

436,562	NYC HDC (Washington Square Southeast)	7.500	01/15/2019	455,745

393,389	NYC HDC (West Side Manor)	6.500	11/15/2018	408,161

4,232,917	NYC HDC (West Village)	6.500	11/15/2013	4,362,995

251,485	NYC HDC (WestviewApartments)	6.500	10/15/2017	260,687

582,652	NYC HDC (Woodstock Terrace)	7.034	02/15/2019	590,956

5,205,000	NYC HDC, Series B	5.875	11/01/2018	5,300,616

20,100,000	NYC Health & Hospital Corp.	5.250	02/15/2017	19,872,669

26,500,000	NYC Health & Hospital Corp. LEVRRS	6.604[f]	02/15/2011	27,858,125

5,875,000	NYC Health & Hospital Corp. RITES[a]	2.464[f]	02/15/2020	5,377,975

1,275,000	NYC IDA (AVery Special Place)	5.750	01/01/2029	976,867

3,600,000	NYC IDA (Acme Architectural Products)	6.375	11/01/2019	3,246,840

5,985,000	NYC IDA (Ahava Dairy Manufacturing Corp.)	8.500	11/01/2026	5,965,249

1,155,000	NYC IDA (Ahava Dairy Manufacturing Corp.)[a]	8.000	11/01/2010	1,154,411

1,035,000	NYC IDA (ALA Realty)	7.500	12/01/2010	1,060,647

1,450,000	NYC IDA (ALA Realty)	8.375	12/01/2015	1,553,472

630,000	NYC IDA (A-Lite Vertical Products)	6.750	11/01/2009	592,093

1,330,000	NYC IDA (A-Lite Vertical Products)	7.500	11/01/2019	1,258,459

410,000	NYC IDA (Allied Metal)	6.375	12/01/2014	384,711

940,000	NYC IDA (Allied Metal)	7.125	12/01/2027	883,450

855,000	NYC IDA (Alrue Import Corp.)	8.000	11/01/2011	854,607

3,845,000	NYC IDA (Alrue Import Corp.)	8.875	02/01/2026	3,847,461

3,475,000	NYC IDA (Amboy Properties)	6.750	06/01/2020	3,290,443

2,595,000	NYC IDA (American Airlines)	5.400	07/01/2019	2,328,857

31,260,000	NYC IDA (American Airlines)	5.400	07/01/2020	27,964,883

32,735,000	NYC IDA (American Airlines)	6.900	08/01/2024	33,801,179

1,255,000	NYC IDA (Amplaco Group)[a]	7.250	11/01/2008	1,192,250

2,645,000	NYC IDA (Amplaco Group)[a]	8.125	11/01/2018	2,499,525

1,470,000	NYC IDA (Atlantic Paste & Glue Co.)	6.000	11/01/2007	1,396,368

4,620,000	NYC IDA (Atlantic Paste & Glue Co.)	6.625	11/01/2019	4,212,886

1,160,000	NYC IDA (Atlantic Veal & Lamb)	8.375	12/01/2016	1,217,432

470,000	NYC IDA (Bark Frameworks)	6.000	11/01/2007	448,422

1,500,000	NYC IDA (Bark Frameworks)	6.750	11/01/2019	1,383,735

11,480,000	NYC IDA (Berkeley Carroll School)	6.100	11/01/2028	10,074,389

500,000	NYC IDA (Blood Center)	7.200	05/01/2012[p]	546,810

3,000,000	NYC IDA (Blood Center)	7.250	05/01/2022[a]	3,285,480

23,895,000	NYC IDA (British Airways)	5.250	12/01/2032	20,618,279

90,000	NYC IDA (Brooklyn Heights Montessori School)[a]	8.400	09/01/2002	90,187

3,075,000	NYC IDA (Brooklyn Heights Montessori School)	8.500	01/01/2027	3,321,400

660,000	NYC IDA (Brooklyn Heights Montessori School)	8.900	09/01/2011	691,759

1,690,000	NYC IDA (Brooklyn Heights Montessori School)	9.200	09/01/2021	1,809,077

55,535,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650	10/01/2027	50,823,411
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$115,175,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750%	10/01/2036	$105,443,864

450,000	NYC IDA (Cellini Furniture Crafters)[a]	6.625	11/01/2009	437,859

885,000	NYC IDA (Cellini Furniture Crafters)[a]	7.125	11/01/2019	851,202

2,235,000	NYC IDA (Chardan Corp.)	7.750	11/01/2020	2,218,528

1,395,000	NYC IDA (CNC Associates NY)	6.500	11/01/2007	1,361,911

4,685,000	NYC IDA (CNC Associates NY)	7.500	11/01/2019	4,540,796

6,390,000	NYC IDA (College of Aeronautics)	5.500	05/01/2028	6,057,017

2,500,000	NYC IDA (College of New Rochelle)	5.750	09/01/2017	2,601,000

2,900,000	NYC IDA (College of New Rochelle)	5.800	09/01/2026	2,994,424

3,515,000	NYC IDA (Community Hospital of Brooklyn)	6.875	11/01/2010	3,274,609

3,975,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	3,412,935

1,575,000	NYC IDA (Comprehensive Care Management)	6.375	11/01/2028	1,344,766

1,770,000	NYC IDA (Comprehensive Care Management)	7.875	12/01/2016	1,823,896

1,715,000	NYC IDA (Comprehensive Care Management)	8.000	12/01/2011	1,783,137

7,750,000	NYC IDA (Crowne Plaza–LaGuardia)	6.000	11/01/2028	6,650,042

1,150,000	NYC IDA (Dioni)	6.000	11/01/2007	1,096,950

3,600,000	NYC IDA (Dioni)	6.625	11/01/2019	3,308,328

1,500,000	NYC IDA (Display Creations)	7.000	06/01/2008	1,553,175

255,000	NYC IDA (Eden II School)	7.750	06/01/2004	260,903

2,505,000	NYC IDA (Eden II School)	8.750	06/01/2019	2,643,652

10,255,000	NYC IDA (Elmhurst Parking Garage)	7.500	07/30/2003	10,763,853

910,000	NYC IDA (Excel Paint Applicators)	8.250	11/01/2010	905,040

4,825,000	NYC IDA (Excel Paint Applicators)	8.625	11/01/2026	4,790,598

7,315,000	NYC IDA (Friends Seminary School)	7.125	09/15/2031	7,443,086

3,280,000	NYC IDA (Gabrielli Truck Sales)	8.125	12/01/2017	3,381,713

2,205,000	NYC IDA (Gateway School of NY)	6.200	11/01/2012	2,083,460

2,265,000	NYC IDA (Gateway School of NY)	6.500	11/01/2019	2,122,282

2,175,000	NYC IDA (Good Shepherd Services)	5.875	06/01/2014	2,026,730

1,215,000	NYC IDA (Graphic Artists)	8.250	12/30/2023	1,264,268

705,000	NYC IDA (Gutmann Plastics)	7.750	12/01/2007	699,670

2,205,000	NYC IDA (HebrewAcademy)	10.000	03/01/2021	2,270,665

640,000	NYC IDA (Herbert G. Birch Childhood Project)	7.375	02/01/2009	654,413

2,195,000	NYC IDA (Herbert G. Birch Childhood Project)	8.375	02/01/2022	2,336,051

695,000	NYC IDA (HiTech Res Rec)	9.250	08/01/2008	713,633

5,000,000	NYC IDA (Holiday Inn/JFK Airport)	6.000	11/01/2028	4,290,350

115,000	NYC IDA (House of Spices)	9.000	10/15/2001	116,532

2,140,000	NYC IDA (House of Spices)	9.250	10/15/2011	2,215,307

3,050,000	NYC IDA (Japan Airlines)	6.000	11/01/2015	3,236,934

6,040,000	NYC IDA (JBFS)	6.750	12/15/2012	6,125,345

1,605,000	NYC IDA (Julia Gray)	7.500	11/01/2020	1,584,504

985,000	NYC IDA (Just Bagels Manufacturing)	8.500	11/01/2016	986,221

1,085,000	NYC IDA (Just Bagels Manufacturing)	8.750	11/01/2026	1,086,649

1,675,000	NYC IDA (Koenig Iron Works)	8.375	12/01/2025	1,762,669

2,270,000	NYC IDA (L&M Optical Disc)	7.125	11/01/2010	2,271,067

3,025,000	NYC IDA (Little Red Schoolhouse)	6.750	11/01/2018	2,780,640
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 745,000	NYC IDA (Lucky Polyethylene Manufacturing Co.)	7.000%	11/01/2009	$ 729,862

2,995,000	NYC IDA (Lucky Polyethylene Manufacturing Co.)	7.800	11/01/2024	2,911,949

3,400,000	NYC IDA (Marymount Manhattan College)	7.000	07/01/2023[p]	3,647,112

19,335,000	NYC IDA (MediSys Health Network)	6.250	03/15/2024	17,908,657

2,510,000	NYC IDA (Mesorah Publications)	6.450	02/01/2011	2,486,004

4,790,000	NYC IDA (Mesorah Publications)	6.950	02/01/2021	4,707,181

2,275,000	NYC IDA (Morrisons Pastry)	6.500	11/01/2019	2,070,546

5,070,000	NYC IDA (Nekboh)	9.625	05/01/2011	5,173,783

9,850,000	NYC IDA (Northwest Airlines)	6.000	06/01/2027	9,016,493

575,000	NYC IDA (NYHostel Co.)	6.750	01/01/2004	572,918

4,400,000	NYC IDA (NYHostel Co.)	7.600	01/01/2017	4,409,372

645,000	NYC IDA (NYVanities & Manufacturing)	7.000	11/01/2009	619,187

1,405,000	NYC IDA (NYVanities & Manufacturing)	7.500	11/01/2019	1,329,425

2,030,000	NYC IDA (NYC Outward Bound Center)	7.250	11/01/2010	2,073,645

3,435,000	NYC IDA (Ohel Children’s Home & Family Services)	8.250	03/15/2023[p]	3,793,030

865,000	NYC IDA (Paradise Products)	7.125	11/01/2007	861,030

4,475,000	NYC IDA (Paradise Products)	8.250	11/01/2022	4,610,682

1,380,000	NYC IDA (Petrocelli Electric)	7.250	11/01/2007	1,392,213

390,000	NYC IDA (Petrocelli Electric)	7.250	11/01/2008	393,479

3,780,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2017	3,882,627

940,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2018	967,204

11,200,000	NYC IDA (Polytechnic University)	6.125	11/01/2030	11,707,920

645,000	NYC IDA (Pop Display)	6.750	12/15/2004	657,610

2,645,000	NYC IDA (Pop Display)	7.900	12/15/2014	2,765,427

2,240,000	NYC IDA (Precision Gear)	6.375	11/01/2024	2,046,262

1,910,000	NYC IDA (Precision Gear)	6.375	11/01/2024	1,744,804

930,000	NYC IDA (Precision Gear)	7.625	11/01/2024	925,192

815,000	NYC IDA (PRFF)	7.000	10/01/2016	839,002

1,490,000	NYC IDA (Priority Mailers)	9.000	03/01/2010	1,524,926

710,000	NYC IDA (Promotional Slideguide)	7.500	12/01/2010	725,421

1,065,000	NYC IDA (Promotional Slideguide)	7.875	12/01/2015	1,104,480

630,000	NYC IDA (Psycho Therapy)	9.625	04/01/2010	643,589

3,550,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)	6.250	11/01/2014	3,255,953

8,595,000	NYC IDA (Riverdale Terrace Hsg. Devel. Fund)	6.750	11/01/2028	7,747,963

2,010,000	NYC IDA (Sahadi Fine Foods)	6.250	11/01/2009	1,932,414

4,085,000	NYC IDA (Sahadi Fine Foods)	6.750	11/01/2019	3,895,701

4,555,000	NYC IDA (Sequins International)	8.950	01/30/2016	4,722,806

3,695,000	NYC IDA (South Bronx Overall Economic Devel.)	8.625	12/01/2025	3,663,334

4,255,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	3,856,179

1,830,000	NYC IDA (Special Needs Facilities Pooled Program)	7.125	08/01/2006	1,822,277

7,010,000	NYC IDA (Special Needs Facilities Pooled Program)	7.875	08/01/2025	6,966,258

5,115,000	NYC IDA (St. Bernard’s School)	7.000	12/01/2021	5,251,980

4,140,000	NYC IDA (St. Christopher Ottilie)	7.500	07/01/2021	4,258,735

585,000	NYC IDA (Streamline Plastics)	7.750	12/01/2015	596,817

1,275,000	NYC IDA (Streamline Plastics)	8.125	12/01/2025	1,321,448
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 110,000	NYC IDA (Summit School)	7.250%	12/01/2004	$ 111,228

1,485,000	NYC IDA (Summit School)	8.250	12/01/2024	1,547,400

5,500,000	NYC IDA (Terminal One Group Association)	6.000	01/01/2019	5,695,415

5,525,000	NYC IDA (Terminal One Group Association)	6.125	01/01/2024	5,763,735

495,000	NYC IDA (THR Products Corp.)	7.250	11/01/2010	491,466

1,085,000	NYC IDA (THR Products Corp.)	8.250	11/01/2020	1,076,038

12,250,000	NYC IDA (Touro College)	6.350	06/01/2029	12,152,000

4,485,000	NYC IDA (Ulano)	6.900	11/01/2019	4,313,090

1,910,000	NYC IDA (Ultimate Display)	9.000	10/15/2011	1,977,652

10,465,000	NYC IDA (United Air Lines)	5.650	10/01/2032	9,224,165

1,000,000	NYC IDA (United Nations School)	6.350	12/01/2015	1,068,030

1,720,000	NYC IDA (Urban Health Plan)	6.250	09/15/2009	1,639,074

9,830,000	NYC IDA (Urban Health Plan)	7.050	09/15/2026	9,039,766

205,000	NYC IDA (Utleys)	6.625	11/01/2006	201,056

1,335,000	NYC IDA (Utleys)	7.375	11/01/2023	1,294,897

1,070,000	NYC IDA (Van Blarcom Closures)	7.125	11/01/2007	1,075,446

2,965,000	NYC IDA (Van Blarcom Closures)	8.000	11/01/2017	3,055,877

1,125,000	NYC IDA (Visual Display)[a]	7.250	11/01/2008	1,070,302

2,375,000	NYC IDA (Visual Display)[a]	8.325	11/01/2018	2,241,596

1,200,000	NYC IDA (Visy Paper)	7.550	01/01/2005	1,219,872

10,500,000	NYC IDA (Visy Paper)	7.800	01/01/2016	11,016,180

26,750,000	NYC IDA (Visy Paper)	7.950	01/01/2028	28,133,777

715,000	NYC IDA (W & W Jewelers)	7.250	02/01/2011	713,549

1,555,000	NYC IDA (W & W Jewelers)	8.250	02/01/2021	1,552,045

1,660,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	1,606,017

530,000	NYC Municipal Water Finance Authority	0.000	06/15/2018	211,035

530,000	NYC Municipal Water Finance Authority	0.000	06/15/2019	198,739

6,030,000	NYC Municipal Water Finance Authority	0.000	06/15/2020	2,133,293

19,100,000	NYC Municipal Water Finance Authority	5.000	06/15/2021	18,799,175

20,000,000	NYC Municipal Water Finance Authority	5.125	06/15/2030	19,700,600

75,000	NYC Municipal Water Finance Authority	5.500	06/15/2023	76,077

65,000	NYC Municipal Water Finance Authority	5.500	06/15/2027	66,325

40,000	NYC Municipal Water Finance Authority	5.750	06/15/2020	41,532

12,500,000	NYC Municipal Water Finance Authority IRS	6.170[f]	06/15/2013	12,968,750

30,000,000	NYC Municipal Water Finance Authority IVRC[a]	6.760[f]	06/15/2017	31,842,600

10,000,000	NYC Municipal Water Finance Authority LEVRRS	7.017[f]	06/15/2019	10,500,000

2,805,000	NYC Municipal Water Finance Authority RITES[a]	2.475[f]	06/15/2027	2,504,584

18,240,000	NYC Municipal Water Finance Authority RITES[a]	2.964 [f]	06/15/2030	17,147,789

5,000,000	NYC Municipal Water Finance Authority RITES[a]	2.975[f]	06/15/2030	4,700,600

4,030,000	NYC Municipal Water Finance Authority RITES[a]	2.975[f]	06/15/2030	3,788,684

2,150,000	NYC TFA RITES[a]	2.464[f]	08/15/2027	1,917,542

10,000,000	NYC TFA, Series B	4.750	11/15/2023	9,455,200

20,884,009	NYS Certificate of Lease[a]	5.875	01/02/2023	18,760,733

70,000	NYS COP (Hanson Redevelopment)	8.250	11/01/2001	71,519

10,000	NYS DA (Bethel Springvale Home)	6.000	02/01/2035	10,587
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 14,360,000	NYS DA (Buena Vida Nursing Home)	5.250%	07/01/2028	$14,075,385

20,000,000	NYS DA (Catholic Health Services)	6.000	07/01/2030	21,009,800

8,435,000	NYS DA (Center for Nursing)	5.550	08/01/2037	8,588,348

1,100,000	NYS DA (Chapel Oaks)	5.375	07/01/2017	1,117,171

2,855,000	NYS DA (Chapel Oaks)	5.450	07/01/2026	2,872,872

2,500,000	NYS DA (Concord Nursing Home)	6.500	07/01/2029	2,734,025

1,550,000	NYS DA (Dept. of Health)	5.000	07/01/2024	1,472,934

525,000	NYS DA (Dept. of Health)	5.500	07/01/2021	531,935

16,970,000	NYS DA (FHA Insured Mortgage, Series B)	0.000	08/15/2040	1,494,887

6,480,000	NYS DA (Frances Schervier Home & Hospital)	5.500	07/01/2027	6,511,882

1,000,000	NYS DA (Grace Manor Health Care Facility)	6.150	07/01/2018	1,073,900

2,000,000	NYS DA (Highland Hospital)	5.450	08/01/2037	2,023,760

12,180,000	NYS DA (Hospital for Special Surgery)	5.000	02/01/2028	11,674,043

10,600,000	NYS DA (Hospital for Special Surgery)	5.000	02/01/2038	10,093,956

140,510,000	NYS DA (Insured Hospital)	0.000	08/15/2036	18,871,898

38,650,000	NYS DA (Interfaith Medical Center)	5.400	02/15/2028	38,396,842

1,000,000	NYS DA (Jones Memorial Hospital)	5.375	08/01/2034	1,007,700

35,000	NYS DA (KMH Homes)	6.950	08/01/2031	36,114

3,450,000	NYS DA (L.I. University)	5.125	09/01/2023	3,404,218

1,400,000	NYS DA (L.I. University)	5.250	09/01/2028	1,389,584

25,000	NYS DA (Lakeside Memorial Hospital)	6.000	02/01/2021	26,367

9,650,000	NYS DA (Lutheran Social Services of Upstate NY) RITES[a]	4.743[f]	02/01/2038	9,638,710

23,300,000	NYS DA (Menorah Home & Hospital)	5.150	08/01/2038	22,794,856

3,115,000	NYS DA (Menorah Home & Hospital) RITES[a]	2.841[f]	08/01/2038	2,802,877

11,240,000	NYS DA (Mental Health)	5.000	02/15/2028	10,802,314

4,625,000	NYS DA (Mental Health) RITES[a]	2.475[f]	02/15/2023	4,058,160

3,465,000	NYS DA (Millard Hospital)	5.375	02/01/2032	3,483,746

3,180,000	NYS DA (Miriam Osborn Memorial Home Association)	6.375	07/01/2029	3,461,653

1,500,000	NYS DA (Montefiore Medical Center)	5.500	08/01/2038	1,529,475

2,500,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.000	07/01/2013	2,632,375

10,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.000	07/01/2014	10,455,800

3,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.500	07/01/2017	3,215,940

19,695,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.500	07/01/2025	20,855,626

42,630,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.600	07/01/2026	44,243,972

8,820,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.625	07/01/2019	9,497,993

15,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.750	07/01/2020	16,306,350

2,850,000	NYS DA (Municipal Health Facilities) RITES[a]	2.475[f]	01/15/2023	2,501,787

29,440,000	NYS DA (NY& Presbyterian Hospital)	4.750	08/01/2027	27,270,272

15,120,000	NYS DA (NY& Presbyterian Hospital)	5.000	08/01/2032	14,483,146

2,200,000	NYS DA (NY& Presbyterian Hospital)	6.500	08/01/2034	2,340,558

7,000,000	NYS DA (NYHospital Medical Center)	5.600	02/15/2039	7,217,280

12,644,163	NYS DA (Our Lady of Mercy Medical Center) Computer Lease[a]	6.200	08/15/2006	12,325,783

12,750,000	NYS DA (Rochester General Hospital) RITES[a]	5.428[f]	08/01/2033	13,220,603

5,000,000	NYS DA (Ryan–Clinton Community Health Center)	6.100	07/01/2019	5,436,400

600,000	NYS DA (Sarah Neumann Home)	5.450	08/01/2027	607,104
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 9,000,000	NYS DA (St. Agnes Hospital)	5.400%	02/15/2025	$ 8,969,310

2,400,000	NYS DA (St. Barnabas Hospital)	5.450	08/01/2035	2,424,672

2,970,000	NYS DA (St. Clare’s Hospital)	5.400	02/15/2025	2,951,972

2,580,000	NYS DA (St. James Mercy Hospital)	5.400	02/01/2038	2,588,875

1,500,000	NYS DA (St. Thomas Aquinas College)	5.250	07/01/2028	1,449,405

3,885,000	NYS DA (St. Vincent’s Hospital)	5.300	07/01/2018	3,906,601

30,000	NYS DA (St. Vincent’s Hospital)	7.400	08/01/2030	31,026

50,000	NYS DA (State University Educational Facilities)	0.000	05/15/2007	37,540

3,315,000	NYS DA (Suffolk County Judicial Facilities)	9.500	04/15/2014	3,793,752

3,500,000	NYS DA (Teresian House)	5.250	07/01/2017	3,486,595

2,500,000	NYS DA (Upstate Community Colleges)	5.000	07/01/2028	2,378,175

50,000	NYS DA (Upstate Community Colleges)	5.700	07/01/2021	51,028

1,700,000	NYS DA (Vassar Brothers)	5.375	07/01/2025	1,712,053

26,040,000	NYS DA (Wyckoff Heights Medical Center)	5.300	08/15/2021	25,764,497

1,805,000	NYS EFC (Consolidated Water)	7.150	11/01/2014	1,855,305

7,500,000	NYS EFC (NYS Water Services)	8.375	01/15/2020	7,689,150

8,955,000	NYS EFC (Occidental Petroleum)	5.700	09/01/2028	8,518,354

15,300,000	NYS EFC (Occidental Petroleum)	6.100	11/01/2030	14,919,183

40,000	NYS ERDA (Brooklyn Union Gas)	8.250	12/01/2018	40,854

1,700,000	NYS ERDA (Brooklyn Union Gas) RIBS	6.271[f]	07/08/2026	1,706,375

7,000,000	NYS ERDA (Brooklyn Union Gas) RIBS	7.808[f]	04/01/2020	7,866,250

10,300,000	NYS ERDA (Brooklyn Union Gas) RIBS	8.753[f]	07/01/2026	11,948,000

290,000	NYS ERDA (Con Ed)	6.375	12/01/2027	296,255

3,135,000	NYS ERDA (Con Ed)	6.750	01/15/2027	3,170,426

6,250,000	NYS ERDA (Con Ed)	6.750	01/15/2027	6,388,750

29,205,000	NYS ERDA (Con Ed)	7.125	12/01/2029	31,821,184

15,000	NYS ERDA (Con Ed)	7.500	01/01/2026	15,108

685,000	NYS ERDA (Con Ed)	7.500	01/01/2026	701,440

180,000	NYS ERDA (Con Ed)	7.500	01/01/2026	183,780

9,350,000	NYS ERDA (Con Ed) RITES[a]	4.643[f]	08/15/2020	9,422,556

7,500,000	NYS ERDA (LILCO)	5.300	11/01/2023	7,339,050

300,000	NYS ERDA (LILCO)	5.300	10/01/2024	293,043

2,500,000	NYS ERDA (LILCO)	5.300	08/01/2025	2,437,825

14,810,000	NYS ERDA (LILCO)	7.150	09/01/2019[p]	15,684,975

11,740,000	NYS ERDA (LILCO)	7.150	09/01/2019	12,281,566

12,625,000	NYS ERDA (LILCO)	7.150	06/01/2020	13,207,391

7,545,000	NYS ERDA (LILCO)	7.150	12/01/2020[p]	7,990,759

4,355,000	NYS ERDA (LILCO)	7.150	12/01/2020	4,555,896

11,115,000	NYS ERDA (LILCO)	7.150	02/01/2022[p]	11,771,674

4,180,000	NYS ERDA (LILCO)	7.150	02/01/2022	4,372,823

3,485,000	NYS ERDA (NIMO) RITES[a]	3.075[f]	11/01/2025	3,366,301

400,000	NYS ERDA (NYSEG)	5.700	12/01/2028	407,856

30,000	NYS ERDA (NYSEG)	5.950	12/01/2027	30,946

3,625,000	NYS ERDA (RG&E) Residual Certificates[a]	8.170[f]	09/01/2033	4,488,620

3,555,000	NYS HFA (Children’s Rescue)	7.625	05/01/2018	3,662,610
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 2,200,000	NYS HFA (Dominican Village)	6.600%	08/15/2027	$ 2,315,368

20,000	NYS HFA (General Hsg.)	6.600	11/01/2008	20,233

11,350,000	NYS HFA (HELP–Bronx Hsg.)	8.050	11/01/2005	11,859,615

1,210,000	NYS HFA (HELP–Suffolk Hsg.)	8.100	11/01/2005	1,264,329

2,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2010[p]	2,357

205,000	NYS HFA (Hospital & Nursing Home)	7.000	11/01/2017[p]	242,695

5,000	NYS HFA (Meadow Manor)	7.750	11/01/2019	5,017

9,730,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2014	4,423,355

14,590,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2015	6,239,851

50,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2016	20,072

12,695,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2017	4,776,621

745,000	NYS HFA (Multifamily Hsg.)	5.250	11/15/2028	703,362

1,340,000	NYS HFA (Multifamily Hsg.)	5.300	08/15/2024	1,260,860

1,700,000	NYS HFA (Multifamily Hsg.)	5.300	11/15/2039	1,584,757

2,860,000	NYS HFA (Multifamily Hsg.)	5.350	08/15/2031	2,672,527

1,135,000	NYS HFA (Multifamily Hsg.)	5.400	08/15/2031	1,068,682

2,075,000	NYS HFA (Multifamily Hsg.)	5.500	08/15/2030	2,027,420

1,215,000	NYS HFA (Multifamily Hsg.)	5.550	08/15/2019	1,199,642

1,385,000	NYS HFA (Multifamily Hsg.)	5.600	08/15/2019	1,375,402

1,255,000	NYS HFA (Multifamily Hsg.)	5.650	08/15/2030	1,244,207

3,200,000	NYS HFA (Multifamily Hsg.)	5.650	08/15/2030	3,172,480

1,000,000	NYS HFA (Multifamily Hsg.)	5.650	08/15/2031	991,290

500,000	NYS HFA (Multifamily Hsg.)	5.700	08/15/2030	499,250

95,000	NYS HFA (Multifamily Hsg.)	5.950	08/15/2024	95,509

1,285,000	NYS HFA (Multifamily Hsg.)	6.100	11/15/2036	1,327,109

4,700,000	NYS HFA (Multifamily Hsg.)	6.125	08/15/2038	4,823,187

50,000	NYS HFA (Multifamily Hsg.)	6.200	08/15/2012	51,630

25,000	NYS HFA (Multifamily Hsg.)	6.200	08/15/2016	26,083

100,000	NYS HFA (Multifamily Hsg.)	6.250	08/15/2027	103,668

5,000,000	NYS HFA (Multifamily Hsg.)	6.300	08/15/2026	5,191,150

725,000	NYS HFA (Multifamily Hsg.)	6.300	02/15/2032	752,818

4,100,000	NYS HFA (Multifamily Hsg.)	6.350	08/15/2023	4,299,096

1,255,000	NYS HFA (Multifamily Hsg.)	6.400	11/15/2027	1,315,704

2,905,000	NYS HFA (Multifamily Hsg.)	6.500	08/15/2024	3,013,647

3,240,000	NYS HFA (Multifamily Hsg.)	6.700	08/15/2025	3,374,525

5,620,000	NYS HFA (Multifamily Hsg.)	6.750	11/15/2036	5,912,971

75,000	NYS HFA (Multifamily Hsg.)	6.950	08/15/2012	78,409

5,400,000	NYS HFA (Multifamily Hsg.)	7.050	08/15/2024	5,634,738

1,521,000	NYS HFA (Multifamily Hsg.)	7.450	11/01/2028	1,580,167

2,485,000	NYS HFA (Multifamily Hsg.)	7.550	11/01/2029	2,534,750

260,000	NYS HFA (Multifamily Hsg.)	8.000	11/01/2008	265,642

930,000	NYS HFA (Multifamily Hsg.)[a]	6.250	02/15/2031	966,977

200,000	NYS HFA (Multifamily Hsg.)[a]	6.250	02/15/2031	206,864

2,940,000	NYS HFA (NH&HC) RITES[a]	2.774[y]	11/01/2016	3,059,776

40,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2010	40,454
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 25,000	NYS HFA (Nonprofit Hsg.)	6.400%	11/01/2013	$ 25,935

20,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2010	20,233

20,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2013	20,431

5,000,000	NYS HFA (Phillips Village)	7.750	08/15/2017	5,365,100

3,985,000	NYS HFA (Service Contract)	5.375	03/15/2023	3,994,524

4,185,000	NYS HFA (Service Contract)	5.500	09/15/2022	4,215,090

5,600,000	NYS HFA (Service Contract)	5.500	09/15/2022	5,674,200

5,525,000	NYS HFA (Service Contract)	5.500	03/15/2025	5,586,162

25,000	NYS HFA (Service Contract)	6.125	03/15/2020	26,117

255,000	NYS HFA (Service Contract)	6.500	03/15/2025	274,171

5,000	NYS HFA (Service Contract)	7.700	03/15/2006	5,132

920,000	NYS HFA (Shorehill Hsg.)	7.500	05/01/2008	930,663

80,000	NYS LGAC	5.500	04/01/2023	81,102

810,000	NYS LGSC (SCSB)[a]	7.375	12/15/201 6	826,119

335,000	NYS Medcare (Beth Israel Medical Center)	7.125	11/01/2006	316,726

1,495,000	NYS Medcare (Beth Israel Medical Center)	7.200	11/01/2014	1,352,85

1,015,000	NYS Medcare (Central Suffolk Hospital)	6.125	11/01/2016	773,126

45,000	NYS Medcare (Hospital & Nursing Home)	5.750	08/15/2019	48,952

10,000	NYS Medcare (Hospital & Nursing Home)	6.200	08/15/2022	10,366

95,000	NYS Medcare (Hospital & Nursing Home)	6.200	02/15/2023	98,923

60,000	NYS Medcare (Hospital & Nursing Home)	6.375	08/15/2029	64,670

1,000,000	NYS Medcare (Hospital & Nursing Home)	6.375	08/15/2033	1,044,020

30,000	NYS Medcare (Hospital & Nursing Home)	6.500	02/15/2019	31,316

2,040,000	NYS Medcare (Hospital & Nursing Home)	6.500	02/15/2034	2,159,646

12,230,000	NYS Medcare (Hospital & Nursing Home)	6.650	08/15/2032	12,824,500

4,560,000	NYS Medcare (Hospital & Nursing Home)	7.400	11/01/2016	4,658,040

4,790,000	NYS Medcare (Hospital & Nursing Home)	9.375	11/01/2016	5,079,795

2,660,000	NYS Medcare (Hospital & Nursing Home)	10.000	11/01/2006	2,852,584

1,745,000	NYS Medcare (Hospital & Nursing Home)	9.000	02/15/2026	1,787,578

70,000	NYS Medcare (Insured Mortgage Nursing)	6.500	11/01/2015	73,774

1,650,000	NYS Medcare (M.G. Nursing Home)	6.375	02/15/2035	1,764,246

630,000	NYS Medcare (Mental Health)	0.000	08/15/2018	163,151

250,000	NYS Medcare (Mental Health)	5.500	08/15/2024	252,148

5,885,000	NYS Medcare (Mental Health)	7.500	02/15/2021	6,023,062

365,000	NYS Medcare (Mental Health)	7.625	08/15/2017	378,666

3,020,000	NYS Medcare (Mental Health)	7.700	02/15/2018	3,027,006

85,000	NYS Medcare (Mental Health)	7.750	08/15/2011 [p]	87,035

190,000	NYS Medcare (Mental Health)	7.875	08/15/2015	190,469

1,150,000	NYS Medcare (Mental Health)	8.875	08/15/2007	1,174,610

25,000	NYS Medcare (Montefiore Medical Center)	5.750	02/15/2025	25,825

25,000	NYS Medcare (Secured Hospital)	6.250	02/15/2024	26,214

110,000	NYS Medcare (St. Luke’s Hospital)	7.375	02/15/2019	112,445

22,000,000	NYS Medcare (St. Luke’s Hospital) IVRC[a]	6.084 [f]	02/15/2029	22,790,240

8,400,000	NYS Medcare (St. Luke’s Hospital) RITES[a]	5.336 [f]	02/15/2029	8,712,060

12,500,000	NYS Medcare (St. Luke’s Hospital) RITES[a]	5.370 [f]	02/15/2029	12,964,375
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 5,750,000	NYS Medcare (St. Luke’s Hospital) RITES[a]	5.428%[f]	02/15/2029	$5,963,613

10,000,000	NYS Medcare (St. Luke’s Hospital) RITES[a]	5.428 [f]	02/15/2029	10,371,500

5,925,000	NYS Medcare RITES[a]	4.643[f]	02/15/2019	5,984,961

10,000,000	NYS Medcare RITES[a]	4.893[f]	02/15/2025	10,034,100

1,000,000	NYS Thruway Authority	0.000	01/01/2003	916,860

2,000,000	NYS Thruway Authority	0.000	01/01/2004	1,754,000

260,000	NYS Thruway Authority	0.000	01/01/2005	217,849

25,000,000	NYS Thruway Authority Convertible INFLOS	4.695[f]	01/01/2024	23,125,000

7,140,000	NYS Thruway Authority RITES[a]	2.464[f]	01/01/2025	6,457,559

15,000	NYS UDC (Correctional Facilities)	0.000	01/01/2003	13,796

900,000	NYS UDC (Correctional Facilities)	0.000	01/01/2008	652,437

5,000	NYS UDC (Correctional Facilities)	0.000	01/01/2013	2,785

12,800,000	NYS UDC (Correctional Facilities)	5.000	01/01/2028	12,448,768

5,590,000	NYS UDC (Correctional Facilities)	5.375	01/01/2025	5,615,882

104,870,000	NYS UDC (South Mall) CAB	0.000	01/01/2011	58,407,347

80,000	NYS UDC (South Mall) CAB	0.000	01/01/2011	45,514

345,000	NYS UDC (South Mall) CAB	0.000	01/01/2011	196,281

5,480,000	Oneida County IDA (Bonide Products)	6.250	11/01/2018	5,172,408

1,085,000	Oneida County IDA (Mobile Climate Control)	8.000	11/01/2008	1,131,861

2,825,000	Oneida County IDA (Mobile Climate Control)	8.750	11/01/2018	2,943,622

450,000	Oneida County IDA (Mohawk Valley Handicapped Services)	5.300	03/15/2019	443,709

740,000	Oneida County IDA (Mohawk Valley Handicapped Services)	5.350	03/15/2029	717,630

1,190,000	Oneida County IDA (Presbyterian Home)	5.250	03/01/2019	1,159,322

1,015,000	Oneida County IDA (Presbyterian Home)	6.100	06/01/2020	1,083,614

25,000	Oneida Healthcare Corp.	7.100	08/01/2011	25,784

170,000	Oneida Healthcare Corp.	7.200	08/01/2031	175,268

535,000	Onondaga County IDA (Coltec Industries)	7.250	06/01/2008	539,120

770,000	Onondaga County IDA (Coltec Industries)	9.875	10/01/2010	803,341

1,715,000	Onondaga County IDA (Community General Hospital)	5.500	11/01/2018	1,400,778

8,345,000	Onondaga County IDA (Community General Hospital)	6.625	01/01/2018	7,847,555

1,460,000	Onondaga County IDA (Gear Motion)	8.900	12/15/2011	1,488,368

5,000,000	Onondaga County IDA (Solvay Paperboard)	6.800	11/01/2014	4,798,500

32,400,000	Onondaga County IDA (Solvay Paperboard)	7.000	11/01/2030	30,975,372

750,000	Onondaga County IDA (Syracuse Home)	5.200	12/01/2018	729,938

27,860,000	Onondaga County Res Rec	6.875	05/01/2006	28,775,480

68,695,000	Onondaga County Res Rec	7.000	05/01/2015	70,560,756

906,000	Ontario County IDA (Ontario Design)	6.500	11/01/2005	893,334

2,250,000	Orange County IDA (Glen Arden)	5.625	01/01/2018	1,882,395

5,590,000	Orange County IDA (Glen Arden)	5.700	01/01/2028	4,394,746

22,450,000	Orange County IDA (Glen Arden)	8.875	01/01/2025[p]	26,565,534

7,600,000	Orange County IDA (Kingston Manufacturing)[a]	8.000	11/01/2017	7,806,872

495,000	Orange County IDA (Mental Retardation Project)	7.800	07/01/2011	506,999

8,000,000	Orange County IDA (Tuxedo Place)	7.000	08/01/2032	7,697,040

2,500,000	Orange County IDA (Tuxedo Place)	7.000	08/01/2033	2,404,875

2,770,000	Oswego County IDA (Bishop’s Common)	5.375	02/01/2049	2,774,571
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued

$ 3,260,000	Oswego County IDA (Seneca Hill Manor)	5.650%	08/01/2037	$ 3,347,466

2,970,000	Otsego County IDA (Bassett Healthcare Project)	5.350	11/01/2020	2,991,236

3,000,000	Otsego County IDA (Hartwick College)	5.500	07/01/2019	3,029,790

10,900,000	Peekskill IDA (Drum Hill)	6.375	10/01/2028	9,363,100

887,716	Peekskill IDA (Karta)	9.000	07/01/2010	902,017

1,065,000	Pilgrim Village HDC (Multifamily Hsg.)	6.800	02/01/2021	1,068,781

10,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	10,401

485,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	493,560

7,580,000	Port Authority NY/NJ (US Airways)	9.000	12/01/2006	7,760,480

1,195,000	Port Authority NY/NJ (US Airways)	9.000	12/01/2010	1,227,898

26,775,000	Port Authority NY/NJ (US Airways)	9.125	12/01/2015	27,514,793

95,000	Port Authority NY/NJ, 71st Series	6.500	01/15/2026	96,051

80,000	Port Authority NY/NJ, 73rd Series	6.750	04/15/2026	81,283

20,000	Port Authority NY/NJ, 73rd Series	6.750	04/15/2026	20,315

15,000	Port Authority NY/NJ, 74th Series	6.750	08/01/2026	15,351

85,000	Port Authority NY/NJ, 76th Series	6.500	11/01/2026	87,117

60,000	Portchester CDC (Southport)	7.300	08/01/2011	60,071

25,000	Portchester CDC (Southport)	7.375	08/01/2022	25,033

2,755,000	Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)	6.000	08/01/2032	2,843,794

1,990,000	Putnam County IDA (Brewster Plastics)	8.500	12/01/2016	2,075,590

10,000	Rensselaer Hsg. Authority (Renwyck)	7.650	01/01/2011	10,704

20,000,000	Rensselaer Municipal Leasing Corp. (Rensselaer County Nursing Home)	6.900	06/01/2024	20,187,000

20,990,000	Rochester Hsg. Authority (Crossroads Apartments)	7.700	01/01/2017	22,642,543

6,790,000	Rochester Museum & Science Center	6.125	12/01/2015	6,281,429

5,000,000	Rockland County IDA (Dominican College)	6.250	05/01/2028	4,145,350

2,090,000	Rockland County IDA (Dominican College)	8.000	03/01/2013[p]	2,294,695

1,395,000	Saratoga County IDA (ARC)	8.400	03/01/2013	1,463,718

1,635,000	Schenectady IDA (Schaffer Heights Hsg.)	6.000	11/01/2030	1,707,741

456,000	Schroon Lake Fire District[a]	7.250	03/01/2009	460,487

175,000	Scotia Hsg. Authority (Holyrood House)	7.000	06/01/2009	182,719

25,000	SONYMA, Series 27	6.450	04/01/2004	25,823

6,410,000	SONYMA, Series 28	6.650	04/01/2022	6,501,343

4,570,000	SONYMA, Series 28	7.050	10/01/2023	4,719,896

10,000	SONYMA, Series 30-A	4.375	10/01/2023	9,848

18,020,000	SONYMA, Series 30-B	6.650	10/01/2025	18,612,137

15,000	SONYMA, Series 30-C2	5.800	10/01/2025	15,183

11,510,000	SONYMA, Series 36-A	6.625	04/01/2025	12,084,234

12,515,000	SONYMA, Series 38 RITES[a]	6.162[f]	04/01/2025	12,842,392

65,000	SONYMA, Series 40-A	6.350	04/01/2021	66,910

7,060,000	SONYMA, Series 40-A	6.700	04/01/2025	7,368,240

75,000	SONYMA, Series 40-B	6.400	10/01/2012	78,536

5,885,000	SONYMA, Series 40-B	6.600	04/01/2025	6,160,830

13,605,000	SONYMA, Series 42	6.650	04/01/2026	14,149,064

110,000	SONYMA, Series 42	6.650	04/01/2026	114,939
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 7,800,000	SONYMA, Series 44	7.500%	04/01/2026	$ 8,427,588

100,000	SONYMA, Series 46	6.500	04/01/2013	104,625

65,000	SONYMA, Series 46	6.600	10/01/2019	67,997

22,065,000	SONYMA, Series 46	6.650	10/01/2025	23,092,346

6,220,000	SONYMA, Series 50	6.625	04/01/2025	6,518,622

100,000	SONYMA, Series 54	6.100	10/01/2015	104,892

55,000	SONYMA, Series 54	6.200	10/01/2026	57,072

45,000	SONYMA, Series 54	6.200	10/01/2026	46,805

5,945,000	SONYMA, Series 58	6.400	04/01/2027	6,266,981

9,735,000	SONYMA, Series 60	6.050	04/01/2026	10,065,211

10,110,000	SONYMA, Series 65	5.850	10/01/2028	10,320,288

11,625,000	SONYMA, Series 67	5.800	10/01/2028	11,869,939

4,670,000	SONYMA, Series 69 RITES[a]	5.085[f]	10/01/2028	4,616,575

10,150,000	SONYMA, Series 71 RITES[a]	4.885[f]	04/01/2029	9,733,546

5,500,000	SONYMA, Series 73 RITES[a]	3.502[f]	10/01/2028	4,730,110

1,675,000	SONYMA, Series 73-A	5.300	10/01/2028	1,616,375

10,830,000	SONYMA, Series 79	5.300	04/01/2029	10,599,213

1,000,000	SONYMA, Series 88	6.250	04/01/2030	1,044,740

85,000	SONYMA, Series EE-4	7.750	10/01/2010	86,789

75,000	SONYMA, Series MM-2	7.700	04/01/2005	76,434

10,000	SONYMA, Series QQ	7.700	10/01/2012	10,170

60,000	SONYMA, Series RR	7.700	10/01/2010	61,372

5,000	SONYMA, Series TT	6.950	10/01/2002	5,118

2,370,000	St. Lawrence County IDA (Clarkson University)	5.500	07/01/2029	2,354,808

2,805,000	St. Lawrence County IDA (Hepburn Medical Center)	5.375	12/01/2019	2,811,760

3,595,000	St. Lawrence County IDA (Hepburn Medical Center)	5.500	12/01/2024	3,613,874

470,000	Suffolk County IDA (ALIA—ACLD)	6.375	06/01/2014	438,529

1,310,000	Suffolk County IDA (ALIA—ACLD)	6.500	03/01/2018	1,227,365

830,000	Suffolk County IDA (ALIA—ACLD)	7.500	09/01/2015	842,608

380,000	Suffolk County IDA (ALIA—ADD)	6.950	12/01/2014	375,470

580,000	Suffolk County IDA (ALIA—ADD)	7.500	09/01/2015	588,810

2,000,000	Suffolk County IDA (ALIA—DDI)	6.375	06/01/2014	1,866,080

815,000	Suffolk County IDA (ALIA—DDI)	6.950	12/01/2014	805,285

1,030,000	Suffolk County IDA (ALIA—DDI)	7.500	09/01/2015	1,045,646

1,035,000	Suffolk County IDA (ALIA—FREE)	6.375	06/01/2014	965,696

2,360,000	Suffolk County IDA (ALIA—FREE)	6.950	12/01/2014	2,331,869

835,000	Suffolk County IDA (ALIA—IGHL)	6.375	06/01/2014	779,088

805,000	Suffolk County IDA (ALIA—IGHL)	6.950	12/01/2014	795,404

350,000	Suffolk County IDA (ALIA—IGHL)	7.500	09/01/2015	355,317

495,000	Suffolk County IDA (ALIA—L.I. Head Injury Association)	6.375	06/01/2014	461,855

960,000	Suffolk County IDA (ALIA—L.I. Head Injury Association)	6.950	12/01/2014	948,557

340,000	Suffolk County IDA (ALIA—L.I. Head Injury Association)	7.500	09/01/2015	345,165

810,000	Suffolk County IDA (ALIA—MCH)	6.375	06/01/2014	755,762

2,440,000	Suffolk County IDA (ALIA—MCH)	6.950	12/01/2014	2,410,915

890,000	Suffolk County IDA (ALIA—NYS ARC)	7.500	09/01/2015	903,519
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 630,000	Suffolk County IDA (ALIA—SMCFS)	7.500%	09/01/2015	$ 639,570

850,000	Suffolk County IDA (ALIA—Suffolk Hostels)	7.500	09/01/2015	862,912

350,000	Suffolk County IDA (ALIA—UCPAGS)	6.375	06/01/2014	326,564

1,400,000	Suffolk County IDA (ALIA—UCPAGS)	6.950	12/01/2014	1,383,312

575,000	Suffolk County IDA (ALIA—UCPAGS)	7.500	09/01/2015	583,734

495,000	Suffolk County IDA (ALIA—WORCA)	6.950	12/01/2014	489,100

710,000	Suffolk County IDA (ALIA—WORCA)	7.500	09/01/2015	720,785

23,000,000	Suffolk County IDA (Camelot Village)	7.900	11/01/2031	22,919,730

405,000	Suffolk County IDA (CCSSVD)	7.000	04/01/2010	405,271

2,595,000	Suffolk County IDA (CCSSVD)	8.000	04/01/2030	2,599,386

865,000	Suffolk County IDA (Community Programs Center of L.I.)[a]	6.000	06/01/2009	771,727

3,230,000	Suffolk County IDA (Community Programs Center of L.I.)[a]	6.875	06/01/2024	2,769,564

350,000	Suffolk County IDA (Community Programs Center of L.I.)[a]	7.250	11/01/2007	340,701

1,825,000	Suffolk County IDA (Community Programs Center of L.I.)[a]	8.250	11/01/2022	1,778,809

1,390,000	Suffolk County IDA (DDI)	6.250	03/01/2009	1,336,499

5,270,000	Suffolk County IDA (DDI)	7.250	03/01/2024	5,004,603

510,000	Suffolk County IDA (DDI)	7.375	03/01/2003	512,652

9,675,000	Suffolk County IDA (DDI)	8.750	03/01/2023	10,303,875

2,000,000	Suffolk County IDA (Dowling College)	6.625	06/01/2024	2,000,300

3,115,000	Suffolk County IDA (Dowling College)	6.700	12/01/2020	3,140,823

305,000	Suffolk County IDA (Federation of Organizations)	7.625	04/01/2010	306,958

2,195,000	Suffolk County IDA (Federation of Organizations)	8.125	04/01/2030	2,212,692

445,000	Suffolk County IDA (Fil-Coil Corp.)[a]	9.000	12/01/2015	436,100

1,060,000	Suffolk County IDA (Fil-Coil Corp.)[a]	9.250	12/01/2025	1,041,450

3,860,000	Suffolk County IDA (Huntington First Aid Squad)	6.650	11/01/2017	3,704,712

3,250,000	Suffolk County IDA (Jefferson’s Ferry)	6.12 5	11/01/2029	3,208,823

6,500,000	Suffolk County IDA (Jefferson’s Ferry)	7.20 0	11/01/2019	6,485,830

10,000,000	Suffolk County IDA (Jefferson’s Ferry)	7.250	11/01/2028	10,036,500

135,000	Suffolk County IDA (Microwave Power)	7.750	06/30/2002	135,996

4,320,000	Suffolk County IDA (Microwave Power)	8.500	06/30/2022	4,548,787

715,000	Suffolk County IDA (OBPWC)	7.500	11/01/2022	741,047

1,600,000	Suffolk County IDA (Peconic Landing Retirement Home)	8.000	10/01/2030	1,598,784

355,000	Suffolk County IDA (Pederson-Krag Center)	7.625	04/01/2010	357,279

2,545,000	Suffolk County IDA (Pederson-Krag Center)	8.125	04/01/2030	2,565,513

290,000	Suffolk County IDA (Rainbow Chimes)	7.000	05/01/2007	287,845

2,210,000	Suffolk County IDA (Rainbow Chimes)	8.000	11/01/2024	2,208,718

1,670,000	Suffolk County IDA (Rimland Facilities)[a]	7.164[v]	12/01/2009	1,669,833

1,200,000	Suffolk County IDA (Wireless Boulevard Realty)	7.875	12/01/2012	1,266,744

4,005,000	Suffolk County IDA (Wireless Boulevard Realty)	8.625	12/01/2026	4,303,493

2,810,000	Sunnybrook EHC	11.250	12/01/2014	2,989,559

525,000	Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)	7.375	11/01/2008	526,192

6,995,000	Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.)	8.375	11/01/2031	7,077,471

6,590,000	Syracuse Hsg. Authority (LRRHCF)	5.800	08/01/2037	6,908,692

625,000	Syracuse Hsg. Authority (LRRHCF)	7.500	08/01/2010	596,269

425,000	Syracuse IDA (Anoplate Corp.)	7.250	11/01/2007	432,225
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 2,195,000	Syracuse IDA (Anoplate Corp.)	8.000%	11/01/2022	$ 2,262,277

30,355,000	Syracuse IDA (James Square)	0.000	08/01/2025	6,030,324

7,050,000	Syracuse IDA (Pavilion on James Senior Hsg.)	7.500	08/01/2030	6,853,728

1,150,000	Syracuse IDA (Rockwest Center I)[a]	8.000	06/01/2013	1,137,350

980,000	Syracuse IDA (Rockwest Center II)[a]	7.625	12/01/2010	761,950

1,470,000	Syracuse IDA (Rockwest Center II)[a]	8.625	12/01/2015	1,142,925

8,085,000	Syracuse IDA (Spectrum Medsystems Corp.)	8.500	11/01/2010	7,917,641

25,000	34th Street BID (34th Street Partnership)	5.500	01/01/2023	25,138

3,750,000	Tompkins County IDA (Ithacare Center)	6.200	02/01/2037	4,039,463

2,790,000	Tompkins County IDA (Kendall at Ithaca)	7.875	06/01/2015	2,869,543

5,735,000	Tompkins County IDA (Kendall at Ithaca)	7.875	06/01/2024	5,909,401

200,000	Tompkins Healthcare Corp.(Reconstruction Home)	10.800	02/01/2007	230,762

75,000	Tompkins Healthcare Corp.(Reconstruction Home)	10.800	02/01/2028	90,458

720,000	Tonawanda SCHC	6.500	12/01/2010	714,254

2,005,000	TSASC, Inc.(TFABs)	6.000	07/15/2020	2,042,093

1,940,000	TSASC, Inc.(TFABs)	6.000	07/15/2021	1,975,890

7,500,000	TSASC, Inc.(TFABs)	6.250	07/15/2027	7,653,600

4,875,000	TSASC, Inc.(TFABs)	6.250	07/15/2034	4,953,536

11,970,000	TSASC, Inc.(TFABs) RITES[a]	6.513[f]	07/15/2034	12,962,313

30,875,000	TSASC, Inc.(TFABs) RITES[a]	7.013[f]	07/15/2039	32,865,203

60,000	Tupper Lake HDC	8.125	10/01/2010	60,190

995,000	UCP/HCA of Chemung County	6.600	08/01/2022	1,108,639

4,870,000	UFA Devel. Corp. (Loretto-Utica Corp.)	5.950	07/01/2035	5,146,567

725,000	Ulster County IDA (Benedictine Hospital)	6.400	06/01/2014	664,492

1,945,000	Ulster County IDA (Benedictine Hospital)	6.450	06/01/2024	1,703,742

270,000	Ulster County IDA (Brooklyn Bottling)	7.800	06/30/2002	271,655

1,915,000	Ulster County IDA (Brooklyn Bottling)	8.600	06/30/2022	1,987,081

4,000,000	Ulster County IDA (Kingston Hospital)	5.650	11/15/2024	3,955,800

1,465,000	Ulster County IDA (Mid-Hsg. Family Health)	5.350	07/01/2023	1,450,057

2,250,000	Ulster County Res Rec	6.000	03/01/2014	2,331,473

2,470,000	Union Hsg. Authority (Methodist Homes)	7.625	11/01/2016	2,570,159

120,000	Union Hsg. Authority (Methodist Homes)	8.250	04/01/2001	120,703

150,000	Union Hsg. Authority (Methodist Homes)	8.350	04/01/2002	154,097

2,010,000	Union Hsg. Authority (Methodist Homes)	8.500	04/01/2012	2,140,268

20,005,000	United Nations Devel. Corp., Series B	5.600	07/01/2026	20,005,600

17,150,000	United Nations Devel. Corp., Series C	5.600	07/01/2026	17,151,029

50,000	Utica GO	5.800	12/01/2001	50,097

100,000	Utica GO	5.900	12/01/2002	100,417

580,000	Utica GO	6.000	01/15/2006	581,850

500,000	Utica GO	6.100	01/15/2013	532,030

500,000	Utica GO	6.200	01/15/2014	533,505

560,000	Utica GO	6.250	01/15/2007	568,266

500,000	Utica GO	6.250	01/15/2015	534,095

3,000,000	Utica IDA (Utica College)	5.750	08/01/2028	2,936,880

25,000	Utica SCHC (Brook Apartments)	0.000	07/01/2002	21,698
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

New York Continued
$ 3,410,000	Utica SCHC (Brook Apartments)	0.000%	07/01/2026	$ 350,650

20,000	Valley Health Devel. Corp.	7.850	08/01/2035	21,033

340,000	Valley Health Devel. Corp.	11.300	02/01/2007	375,975

165,000	Valley Health Devel. Corp.	11.300	02/01/2023	182,449

950,000	Vigilant EHL (Thomaston Volunteer Fire Dept.)	7.50 0	11/01/2012	976,353

8,440,000	Warren & Washington Counties IDA (Adirondack Res Rec)	8.000	12/15/2012	8,108,139

8,555,000	Warren & Washington Counties IDA (Adirondack Res Rec)	8.200	12/15/2010	8,367,560

8,965,000	Warren & Washington Counties IDA (Adirondack Res Rec)	8.200	12/15/2010	8,768,577

100,000	Watervliet EHC	8.000	11/15/2003	100,312

95,000	Watervliet EHC	8.000	11/15/2004	95,306

95,000	Watervliet EHC	8.000	11/15/2005	95,236

100,000	Watervliet EHC	8.000	11/15/2006	100,248

100,000	Watervliet EHC	8.000	11/15/2007	100,248

100,000	Watervliet EHC	8.000	11/15/2008	100,248

100,000	Watervliet EHC	8.000	11/15/2009	100,248

245,000	Wayne County IDA (ARC)	7.250	03/01/2003	244,936

2,925,000	Wayne County IDA (ARC)	8.375	03/01/2018	3,044,457

1,870,000	Westchester County IDA (Beth Abraham Hospital)	8.375	12/01/2025	2,001,573

1,224,000	Westchester County IDA (Clearview School)	9.375	01/01/2021	1,302,740

2,000,000	Westchester County IDA (Hebrew Hospital Senior Hsg.)	7.375	07/01/2030	2,001,360

2,220,000	Westchester County IDA (JBFS)	6.750	12/15/2012	2,244,265

1,560,000	Westchester County IDA (JDAM)	6.750	04/01/2016	1,539,938

3,250,000	Westchester County IDA (Lawrence Hospital)	5.000	01/01/2028	2,708,615

800,000	Westchester County IDA (Lawrence Hospital)	5.125	01/01/2018	718,544

1,750,000	Westchester County IDA (Rippowam-Cisqua School)	5.750	06/01/2029	1,769,740

65,000	Westchester County IDA (Westchester Airport)	5.950	08/01/2024	65,229

24,110,000	Westchester County Tobacco Asset Securitization Corp.	0.000[v]	07/15/2029	22,669,910

76,275,000	Westchester County Tobacco Asset Securitization Corp.	0.000[v]	07/15/2039	46,528,513

1,760,000	Yates County IDA (Keuka College)	8.750	08/01/2015	1,932,462

925,000	Yates County IDA (Keuka College)	9.000	08/01/2011	964,655

3,825,000	Yates County IDA (SSMH)	5.650	02/01/2039	3,945,679

4,685,000	Yonkers IDA (Hudson Scenic Studio)	6.625	11/01/2019	4,328,659

1,590,000	Yonkers IDA (Philipsburgh Hall)	7.500	11/01/2030	1,621,005

560,000	Yonkers IDA (St. Joseph’s Hospital)	7.500	12/30/2003	566,843

3,270,000	Yonkers IDA (St. Joseph’s Hospital)	8.500	12/30/2013	3,463,976

2,200,000	Yonkers IDA (St. Joseph’s Hospital),Series 98-A	6.150	03/01/2015	1,943,832

2,100,000	Yonkers IDA (St. Joseph’s Hospital),Series 98-B	6.150	03/01/2015	1,855,476

1,000,000	Yonkers IDA (St. Joseph’s Hospital),Series 98-C	6.200	03/01/2020	864,690

195,000	Yonkers IDA (Westchester School)	7.375	12/30/2003	197,317

3,375,000	Yonkers IDA (Westchester School)	8.750	12/30/2023	3,621,375

800,000	Yonkers Parking Authority	6.000	06/15/2018	803,368

1,215,000	Yonkers Parking Authority	6.000	06/15/2024	1,206,653

540,000	Yonkers Parking Authority	7.750	12/01/2004	551,070
4,102,831,160
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

Other States—1.3%
$ 4,045,000	Allegheny County, PA HDA (West Penn Allegheny Health System)	9.250%	11/15/2015	$ 4,021,660

11,000,000	Allegheny County, PA HDA (West Penn Allegheny Health System)	9.250	11/15/2022	10,433,940

35,000,000	Allegheny County, PA HDA (West Penn Allegheny Health System)	9.250	11/15/2030	32,448,150

10,110,000	Chicago, IL O’Hare International Airport (United Air Lines)	8.850	05/01/2018	10,542,708

1,500,000	Dallas-Fort Worth, TX International Airport (American Airlines)	7.250	11/01/2030	1,545,690
58,992,148

U.S. Possessions—9.4%
400,000	American Samoa Power Authority	6.850	09/01/2001	405,360

400,000	American Samoa Power Authority	6.900	09/01/2002	412,548

500,000	American Samoa Power Authority	6.950	09/01/2003	524,175

500,000	American Samoa Power Authority	7.000	09/01/2004	532,345

800,000	American Samoa Power Authority	7.100	09/01/2001	811,472

800,000	American Samoa Power Authority	7.200	09/01/2002	828,768

4,225,000	Guam Airport Authority, Series A	6.500	10/01/2023	4,401,943

3,675,000	Guam Airport Authority, Series B	6.600	10/01/2010	3,879,734

60,730,000	Guam Airport Authority, Series B	6.700	10/01/2023	63,239,364

2,995,000	Guam EDA (Harmon Village Apartments)[a],[b],[d]	9.375	11/01/2018	898,500

2,515,000	Guam EDA (Royal Socio Apartments)	9.500	11/01/2018	2,531,599

8,280,000	Guam GO, Series A	5.400	11/15/2018	7,938,698

10,000,000	Northern Marianas Islands, Series A	7.375	06/01/2030	10,046,200

651,926	Puerto Rico Dept. of Corrections Equipment Lease[a]	8.000	04/17/2003	652,383

17,800,000	Puerto Rico Electric Power Authority LEVRRS	7.589[f]	07/01/2023[p]	19,246,250

650,056	Puerto Rico Family Dept. Furniture Lease[a]	8.000	08/18/2003	652,527

2,099,201	Puerto Rico Family Dept. Furniture Lease[a]	12.725	08/12/2003	2,241,737

1,600,000	Puerto Rico GO RITES[a]	5.594[f]	07/01/2022	1,702,000

40,250,000	Puerto Rico GO YCN	7.512 [f]	07/01/2020	42,614,688

1,000,000	Puerto Rico GO YCN[a]	7.166[f]	07/01/2015[p]	1,088,230

4,346,786	Puerto Rico Health Dept. Computer Lease[a]	7.438	03/26/2003	4,324,444

780,000	Puerto Rico HFA (Affordable Hsg.)	6.250	04/01/2029	809,695

10,000	Puerto Rico HFC	7.300	10/01/2006	10,222

205,000	Puerto Rico HFC	7.500	10/01/2015	213,200

5,040,000	Puerto Rico HFC	7.500	04/01/2022	5,241,600

185,000	Puerto Rico IMEPCF (Instituto Medico)	9.500	04/01/2003	188,065

434,130	Puerto Rico Industrial Commission Computer Lease[a]	8.000	03/26/2003	434,920

1,215,000	Puerto Rico Infrastructure	7.500	07/01/2009	1,234,683

660,000	Puerto Rico Infrastructure	7.750	07/01/2008	670,626

165,000	Puerto Rico Infrastructure	7.900	07/01/2007	168,003

2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	02/01/2029	2,292,100

42,800,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	45,358,584

470,000	Puerto Rico ITEMECF (Mennonite General Hospital)	5.625	07/01/2017	399,575

985,000	Puerto Rico ITEMECF (Mennonite General Hospital)	5.625	07/01/2027	799,416
STATEMENT OF INVESTMENTS Continued
Principal				Market Value
Amount		Coupon	Maturity	See Note 1

U.S. Possessions Continued
$ 8,735,000	Puerto Rico ITEMECF (Mennonite General Hospital)	6.500%	07/01/2018	$ 8,140,059

12,205,000	Puerto Rico ITEMECF (Mennonite General Hospital)	6.500	07/01/2026	11,030,269

5,000	Puerto Rico ITEMECF (Polytech University)	5.700	08/01/2013	5,058

940,000	Puerto Rico ITEMECF (Polytech University)	6.500	08/01/2024	976,820

750,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.40 0	05/01/2009	759,533

2,150,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.600	05/01/2014	2,089,521

5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700	05/01/2024	5,017,373

7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	6,010,270

133,890	Puerto Rico Medical Services Equipment Lease[a],[d]	7.300	02/27/2003	133,250

438,156	Puerto Rico Medical Services Ventilator Lease[a]	7.500	04/01/2003	437,171

15,000	Puerto Rico Port Authority	7.300	07/01/2007	15,260

31,400,000	Puerto Rico Port Authority (American Airlines)	6.250	06/01/2026	32,032,082

12,370,000	Puerto Rico Port Authority (American Airlines)	6.300	06/01/2023	12,558,024

12,469,434	Puerto Rico Public Buildings Authority Computer Lease[a]	6.528	05/01/2004	12,295,236

870,873	Puerto Rico Rio Grande Computer Lease[a],[d]	8.000	09/02/2003	783,787

2,247,808	Puerto Rico Rio Grande Equipment Lease[a],[d]	8.800	10/13/2003	2,023,027

142,663	Puerto Rico Rio Grande Vehicle Lease[a],[d]	9.000	01/23/2003	128,398

468,047	Puerto Rico San Sebastian Garage Lease[a]	10.000	09/16/2005	493,589

276,228	Puerto Rico State Courts Vehicle Lease[a]	8.000	03/26/2003	278,132

15,000,000	Puerto Rico Telephone Authority RIBS[a]	7.000[f]	01/01/2020	16,005,300

16,550,000	Puerto Rico Telephone Authority RIBS[a]	7.499[f]	01/16/2015[p]	17,832,625

2,000,000	University of V.I.	6.250	12/01/2029	2,160,220

995,000	University of V.I.	7.250	10/01/2004[p]	1,101,704

3,570,000	University of V.I.	7.700	10/01/2019[p]	4,077,476

5,175,000	University of V.I.	7.750	10/01/2024[p]	5,919,527

60,000	V.I. HFA	6.450	03/01/2016	61,899

10,000,000	V.I. Public Finance Authority	5.500	10/01/2015	9,796,400

3,750,000	V.I. Public Finance Authority	5.500	10/01/2022	3,582,600

7,500,000	V.I. Public Finance Authority	5.625	10/01/2025	7,246,725

7,750,000	V.I. Public Finance Authority	5.875	10/01/2018	7,541,215

3,005,000	V.I. Public Finance Authority	6.000	10/01/2022	2,935,164

8,400,000	V.I. Public Finance Authority	6.125	10/01/2029	8,922,816

8,250,000	V.I. Public Finance Authority	6.500	10/01/2024	8,696,243

940,000	V.I. Public Finance Authority	7.125	10/01/2004[p]	998,477

11,165,000	V.I. Public Finance Authority Computer Lease[a]	6.250	01/01/2005	10,866,225

75,000	V.I. Water & Power Authority	5.300	07/01/2018	69,982

2,515,000	V.I. Water & Power Authority	5.300	07/01/2021	2,317,497

2,500,000	V.I. Water & Power Authority	5.500	07/01/2017	2,389,075
434,521,683

Total Investments, at Value (Cost $4,541,302,655)—99.7%		4,596,344,991

Other Assets Net of Liabilities—0.3%		11,625,854
Net Assets—100.0%		$4,607,970,845
Footnotes to Statement of Investments
a.	Illiquid security—See Note 5 of Notes to Financial Statements.
b.	Non-income accruing security.
d.	Issuer is in default.
f.	Represents the current interest rate for a variable rate bond known as an “inverse floater” which pays interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. Their price is more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $610,493,259 as of December 31,2000. Including the effect of leverage, inverse floaters represent 19.72% of the Fund’s total assets as of December 31,2000.
p.	This issue has been prerefunded to an earlier date.
v.	Represents the current interest rate for a variable or increasing rate security.
See accompanying Notes to Financial Statements.
FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

Portfolio Abbreviations December 31, 2000
To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:
ACDS	Association for Children with Down Syndrome	LEVRRS	Leveraged Reverse Rate Security
ACLD	Adults and Children with Learning and	LGAC	Local Government Assistance Corporation
	Developmental Disabilities	LGSC	Local Government Services Corporation
ADD	Aid to the DevelopmentallyDisabled	LILCO	Long Island Lighting Corporation
ALIA	Alliance of Long Island Agencies	LRRHCF	Loretto Rest Residential Health Care Facility
ARC	Association of Retarded Citizens	LVH	Little Village House
ASMF	Amsterdam Sludge Management Facility	MCH	Maryhaven Center of Hope
BID	Business Improvement District	MSH	Mount Sinai Hospital
CAB	Capital Appreciation Bond	MTA	Metropolitan Transportation Authority
CARS	ComplimentaryAuction Rate Security	NH&HC	Nursing Home and Health Care
CCSSVD	Central Council of the Societyof St. Vincent dePaul	NIMO	Niagara Mohawk Power Corporation
CDC	CommunityDevelopment Corporation	NSCFGA	North Shore Child and FamilyGuidance
CNGCS	Central Nassau Guidance and Counseling Services		Association
Con Ed	Consolidated Edison Company	NYC	NewYork City
COP	Certificates of Participation	NYS	NewYork State
CSD	Central School District	NYSEG	NewYork State Electric and Gas
CSMR	CommunityServices for the MentallyRetarded	NYU	NewYork University
DA	DormitoryAuthority	OBPWC	Ocean BayPark Water Corporation
DDI	Developmental Disabilities Institute	PRFF	Puerto Rican FamilyFoundation
IAMONDS	Direct Investment of Accrued Municipals	Res Rec	Resource RecoveryFacility
EDA	Economic Development Authority	RG&E	Rochester Gas and Electric
EFC	Environmental Facilities Corporation	RIBS	Residual Interest Bonds
EHC	ElderlyHousing Corporation	RIT	Rochester Institute of Technology
EHL	Engine Hook and Ladder	RITES	Residual Interest Tax Exempt Security
ERDA	EnergyResearch and Development Authority	SCHC	Senior Citizen Housing Corporation
FHA	Federal Housing Authority	SCSB	Schuyler CommunityServices Board
FREE	FamilyResidences and Essential Enterprises	SLCD	School for Language and Communication
GJSR	Gurwin Jewish Senior Residences		Development
GO	General Obligation	SMCFS	St. Mary’s Children and FamilyServices
HDA	Hospital Development Authority	SONYMA	State of NewYork Mortgage Agency
HDC	Housing Development Corporation	SSMH	Soldiers and Sailors Memorial Hospital
HELP	Homeless Economic Loan Program	SUNY	State Universityof NewYork
HFA	Housing Finance Agency	SWMA	Solid Waste Management Authority
HFC	Housing Finance Corporation	TASC	Tobacco Settlement Asset-Backed Bonds
HJDOI	Hospital for Joint Diseases Orthopaedic Institute	TFA	Transitional Finance Authority
IDA	Industrial Development Agency	TFABs	Tobacco Flexible Amortization Bonds
IGHL	Independent Group Home for Living	UCPAGS	United Cerebral PalsyAssociation of
IMEPCF	Industrial, Medical and Environmental Pollution		Greater Suffolk
	Control Facilities	UCP/HCA	United Cerebral Palsyand Handicapped
INFLOS	Inverse Floating Rate Securities		Children’s Association
IRS	Inverse Rate Security	UDC	Urban Development Corporation
ITEMECF	Industrial, Tourist, Educational, Medical and	UFA	Utica Free Academy
	Environmental CommunityFacilities	V.I.	United States Virgin Islands
IVRC	Inverse Variable Rate Certificate	WORCA	Working Organization for Retarded Children
JBFS	Jewish Board of FamilyServices		and Adults
JCC	Jewish CommunityCenter	WWH	Wyandach/WheatleyHeights
JDAM	Julia Dyckman Angus Memorial	YCN	Yield Curve Note
JFK	John Fitzgerald Kennedy	YCR	Yield Curve Receipt
L.I.	Long Island	YMCA	Young Men’s Christian Association

Industry Concentrations December 31, 2000
Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:
Industry			Market Value	Percent

Hospital/Healthcare	$ 813,177,866	17.7%
Special Assessment	487,505,077	10.6
Electric Utilities	451,916,691	9.8
Multifamily Housing	333,269,071	7.3
Marine/Aviation Facilities	287,731,018	6.3
Adult Living Facilities	278,095,868	6.1
Manufacturing, Non-Durable Goods	235,716,495	5.1
Municipal Leases	234,127,307	5.1
Nonprofit Organization	209,279,879	4.6
Single Family Housing	193,143,775	4.2
General Obligation	169,942,827	3.7
Resource Recovery	156,314,198	3.4
Higher Education	154,347,582	3.4
Manufacturing, Durable Goods	143,642,379	3.1
Water Utilities	137,592,991	3.0
Education	82,977,978	1.8
Sales Tax Revenue	63,929,355	1.4
Highways/Railways	55,871,017	1.2
Other	107,763,617	2.2
	$4,596,344,991	100.0%

Summary of Ratings December 31, 2000/Unaudited
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:
Ratings	Percent

AAA	19.9%
AA	15.2
A	19.0
BBB	23.1
BB	1.9
B	1.3
CCC	0.0
CC	0.0
C	0.0
Not Rated	19.6
100.0%

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor’s rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the “Not Rated” category.
STATEMENT OF ASSETS AND LIABILITIES December 31,2000

Assets
Investments, at value (cost $4,541,302,655)—see accompanying statement	$4,596,344,991

Cash	423,587

Receivables and other assets: Interest	73,742,996
Investments sold	33,580,499
Shares of beneficial interest sold	11,837,435
Other	263,653
Total assets	4,716,193,161

Liabilities
Payables and other liabilities: Note payable to bank (interest rate 7.1875% at 12/31/00)	66,400,000
Investments purchased	29,181,304
Shares of beneficial interest redeemed	10,777,926
Trustees’compensation	1,335,143
Other	527,943
Total liabilities	108,222,316

Net Assets	$4,607,970,845

Composition of Net Assets
Paid-in capital	$4,713,375,434

Undistributed net investment income	95,833

Accumulated net realized loss on investment transactions	(160,542,758)

Net unrealized appreciation on investments	55,042,336
Net Assets	$4,607,970,845

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $3,535,593,140 and 200,051,987 shares of beneficial interest outstanding)	$17.67
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$18.55

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $802,582,601 and 45,439,306 shares of beneficial interest outstanding)	$17.66

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $259,080,487 and 14,673,123 shares of beneficial interest outstanding)	$17.66

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $10,714,617 and 606,310 shares of beneficial interest outstanding)	$17.67
See accompanying Notes to Financial Statements.
STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

Investment Income
Interest	$293,201,489

Expenses
Management fees	20,044,174

Distribution and service plan fees: Class A	4,914,387
Class B	7,105,323
Class C	2,246,207

Transfer and shareholder servicing agent fees: Class A	1,885,765
Class B	492,277
Class C	126,599
Class Y	7,249

Interest expense	1,688,177

Accounting service fees	1,287,774

Trustees’compensation	500,360

Custodian fees and expenses	365,986

Other	863,694
Total expenses	41,527,972
Less expenses paid indirectly	(137,100)
Net expenses	41,390,872

Net Investment Income	251,810,617

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(50,141,298)

Net change in unrealized appreciation on investments	279,493,295
Net realized and unrealized gain	229,351,997

Net Increase in Net Assets Resulting from Operations	$481,162,614
See accompanying Notes to Financial Statements.
STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31,	2000	1999

Operations
Net investment income	$ 251,810,617	$ 247,716,169

Net realized loss	(50,141,298)	(41,602,735)

Net change in unrealized appreciation (depreciation)	279,493,295	(471,101,165)

Net increase (decrease) in net assets resulting from operations	481,162,614	(264,987,731)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(204,256,245)	(204,429,524)
Class B	(37,184,624)	(30,543,603)
Class C	(11,798,934)	(10,772,109)
Class Y	(419,543)	—

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	70,565,357	261,241,800
Class B	91,085,731	255,736,157
Class C	27,352,830	72,307,141
Class Y	10,234,516	—

Net Assets
Total increase	426,741,702	78,552,131

Beginning of period	4,181,229,143	4,102,677,012

End of period (including undistributed net investment income of $95,833 and $1,944,562, respectively)	$4,607,970,845	$4,181,229,143

	See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$16.78	$18.81	$18.67	$18.00	$18.18

Income (loss) from investment operations: Net investment income	1.04	1.04	1.04	1.10[2]	1.10[2]
Net realized and unrealized gain (loss)	.89	(2.03)	.15	.67	(.18)

Total income (loss) from investment operations	1.93	(.99)	1.19	1.77	.92

Dividends and/or distributions to shareholders: Dividends from net investment income	(1.04)	(1.04)	(1.04)	(1.10)	(1.10)
Undistributed net investment income—prior year	—	—	(.01)	—	—

Total dividends and/or distributions to shareholders	(1.04)	(1.04)	(1.05)	(1.10)	(1.10)

Net asset value, end of period	$17.67	$16.78	$18.81	$18.67	$18.00

Total Return, at Net Asset Value[3]	11.93%	(5.51)%	6.52%	10.20%	5.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,536	$3,288	$3,435	$2,848	$2,308

Average net assets (in millions)	$3,341	$3,559	$3,161	$2,539	$2,191

Ratios to average net assets:[4]
Net investment income	6.07%	5.78%	5.50%	5.96%	6.20%
Expenses	0.78%	0.77%	0.78%[5]	0.76%	0.82%
Expenses, net of indirect expenses and interest[6]	0.74%	0.73%	0.75%	0.74%	0.77%

Portfolio turnover rate	26%	30%	25%	5%	13%

1. On January 4, 1996, Oppenheimer Funds, Inc. became the investment advisor to the Fund.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements .
FINANCIAL HIGHLIGHTS Continued

Class B Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$16.77	$18.79	$18.65	$17.89

Income (loss) from investment operations:
Net investment income	.89	.89	.89	.74[2]
Net realized and unrealized gain (loss)	.90	(2.03)	.14	.76

Total income (loss) from investment operations	1.79	(1.14)	1.03	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.88)	(.89)	(.74)
Undistributed net investment income—prior year	—	—	—	—

Total dividends and/or distributions to shareholders	(.90)	(.88)	(.89)	(.74)

Net asset value, end of period	$17.66	$16.77	$18.79	$18.65

Total Return, at Net Asset Value[3]	10.98%	(6.27)%	5.61%	8.74%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$803	$673	$494	$172

Average net assets (in millions)	$711	$635	$329	$ 76

Ratios to average net assets:[4]
Net investment income	5.19%	4.91%	4.57%	4.91%
Expenses	1.65%	1.64%	1.64%[5]	1.59%
Expenses, net of indirect expenses and interest[6]	1.60%	1.59%	1.61%	1.58%

Portfolio turnover rate	26%	30%	25%	5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first dayof the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

Class C Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$16.76	$18.79	$18.66	$17.89

Income (loss) from investment operations:
Net investment income	.89	.89	.89	.74[2]
Net realized and unrealized gain (loss)	.91	(2.04)	.13	.77

Total income (loss) from investment operations	1.80	(1.15)	1.02	1.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.88)	(.89)	(.74)
Undistributed net investment income—prior year	—	—	—	—

Total dividends and/or distributions to shareholders	(.90)	(.88)	(.89)	(.74)

Net asset value, end of period	$17.66	$16.76	$18.79	$18.66

Total Return, at Net Asset Value[3]	11.06%	(6.32)%	5.56%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$259	$220	$174	$49

Average net assets (in millions)	$225	$221	$111	$21

Ratios to average net assets:[4]
Net investment income	5.20%	4.92%	4.57%	4.92%
Expenses	1.63%	1.63%	1.63%[5]	1.58%
Expenses, net of indirect expenses and interest[6]	1.59%	1.58%	1.59%	1.56%

Portfolio turnover rate	26%	30%	25%	5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS Continued

Class Y Period Ended December 31,	2000[1]

Per Share Operating Data
Net asset value, beginning of period	$16.88

Income from investment operations: Net investment income	.70
Net realized and unrealized gain	.78
Total income from investment operations	1.48

Dividends and/or distributions to shareholders: Dividends from net investment income	(.69)
Undistributed net investment income—prior year	—

Total dividends and/or distributions to shareholders	(.69)
Net asset value, end of period	$17.67

Total Return, at Net Asset Value[2]	8.97%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$11

Average net assets (in millions)	$10
Ratios to average net assets:[3] Net investment income	6.07%
Expenses	0.68%
Expenses, net of indirect expenses and interest[4]	0.64%

Portfolio turnover rate	26%
1. For the period from April 28, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund’s interest expense was substantially offset bythe incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to provide as high a level of income exempt from federal income tax and NewYork State and NewYork City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment advisor is OppenheimerFunds, Inc.(the Manager).
The Fund offers Class A, Class B, Class C and Class Yshares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC).Class Yshares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Yshares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at remaining substantially fully invested. As of December 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $17,175,895.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2000, securities with an aggregate market value of $9,193,648, representing 0.20% of the Fund’s net assets, were in default.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate and leveraged inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. The price of such securities is more volatile than comparable fixed rate securities. Inverse floaters amount to $610,493,259 as of December 31, 2000. Including the effect of leverage, inverse floaters represent 19.72% of the Fund’s total assets as of December 31, 2000.
NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class),gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring

2001	$ 1,953,958

2002	42,294,329

2003	10,726,285

2004	3,560,645

2005	5,760,047

2006	4,332,921

2007	41,458,446

2008	48,591,026
Total capital loss carryover	$158,677,657

Trustees’ Compensation. In June 1998, the Fund adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2000, a provision of $436,739 was made for the Fund’s projected benefit obligations, resulting in an accumulated liability of $947,673 as of December 31, 2000.
        In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995, may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund’s former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2000, a credit of $57,141 was made for the Fund’s projected benefit obligations and payments of $67,500 were made to retired trustees. As of December 31, 2000, the Fund had recognized an accumulated liability of $381,375.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $564,382 and a decrease in accumulated net realized loss on investments of $564,382. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30,1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
        The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning January 1, 2001.
        There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
NOTES TO FINANCIAL STATEMENTS Continued

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000[1]		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Class A Sold	31,899,886	$ 542,962,067	44,147,686	$ 802,354,647
Dividends and/or distributions reinvested	6,265,920	106,864,689	6,141,926	110,148,797
Redeemed	(34,091,736)	(579,261,399)	(36,952,671)	(651,261,644)
Net increase	4,074,070	$ 70,565,357	13,336,941	$ 261,241,800

Class B Sold	11,126,853	$ 189,927,814	18,541,189	$ 337,286,647
Dividends and/or distributions reinvested	1,314,492	22,407,086	1,104,735	19,720,059
Redeemed	(7,161,143)	(121,249,169)	(5,768,976)	(101,270,549)
Net increase	5,280,202	$ 91,085,731	13,876,948	$ 255,736,157

Class C Sold	4,529,943	$ 77,476,694	7,558,824	$ 137,341,468
Dividends and/or distributions reinvested	458,909	7,819,079	417,688	7,463,417
Redeemed	(3,425,758)	(57,942,943)	(4,122,846)	(72,497,744)
Net increase	1,563,094	$ 27,352,830	3,853,666	$ 72,307,141

Class Y Sold	606,310	$ 10,234,516	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	606,310	$ 10,234,516	—	$ —
1. For the year ended December 31, 2000, for Class A, B and C shares and for the period from April 28,2000 (inception of offering) to December 31, 2000, for Class Y shares.

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,158,517,395 and $1,093,670,975, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,543,167,755 was:
Gross unrealized appreciation	$172,817,987
Gross unrealized depreciation	(119,640,751)
Net unrealized appreciation	53,177,236

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. The Fund’s management fee for the year ended December 31, 2000, was 0.47% of average annual net assets for each class of shares.

Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 2000, the Fund paid $1,287,774 to the Manager for accounting and pricing services.

Transfer Agent Fees. OppenheimerFunds Services (OFS),a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 2000, the Fund paid OFS $2,511,890.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Year Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

December 31, 2000	$8,466,379	$1,294,411	$528,433	$6,994,067	$711,009
1. The Distributor advances commission payments to dealers for certain sales of Class Ashares and for sales of Class B and Class C shares from its own resources at the time of sale.
Class A	Class B	Class C
Contingent Deferred	Contingent Deferred	Contingent Deferred
Sales Charges	Sales Charges	Sales Charges
Year Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

December 31, 2000	$267,748	$2,684,825	$98,622

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
NOTES TO FINANCIAL STATEMENTS Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2000, payments under the Class A plan totaled $4,914,387, all of which were paid by the Distributor to recipients, and included $33,866 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
        The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2000, were as follows:

Distributor’s
			Distributor’s	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$7,105,323	$6,024,987	$31,208,20 5	3.89%
Class C Plan	2,246,207	767,766	4,098,471	1.58

5. Illiquid Securities
As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000, was $570,018,207, which represents 12.37% of the Fund’s net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%.The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
The Fund had borrowings outstanding of $66,400,000 as of December 31, 2000. For the year ended December 31, 2000, the average monthly loan balance was $24,128,894 at an average interest rate of 6.917%. The maximum amount of borrowings outstanding at any month-end was $69,300,000.

Appendix A

MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody’s Investors Service, Inc.

------------------------------------------------------------------------------ Long-Term Bond Ratings

Aaa: Bonds rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of “Aaa” securities.

A: Bonds rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated “Baa” are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated “C” are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (…): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition. Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

   Short-Term Ratings – U.S. Tax-Exempt Municipals

------------------------------------------------------------------------------

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated “SG.” For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody’s of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection. ------------------------------------------------------------------------------

Standard & Poor’s Ratings Services

Long-Term Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated “B” are more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated “CCC” are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated “D” are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The “p” symbol indicates that the rating is provisional. The “r” symbol is attached to the ratings of instruments with significant noncredit risks.

   Short-Term Issue Credit Ratings

------------------------------------------------------------------------------ SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation. SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

------------------------------------------------------------------------------ International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below).

International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. B-1

Appendix B

Municipal Bond Industry Classifications

Adult Living Facilities

Bond Anticipation Notes

Education

Electric Utilities

Gas Utilities

General Obligation

Higher Education

Highways/Railways

Hospital/Healthcare

Manufacturing, Durable Goods

Manufacturing, Non Durable Goods

Marine/Aviation Facilities

Multi-Family Housing

Municipal Leases

Non Profit Organization

Parking Fee Revenue

Pollution Control

Resource Recovery

Revenue Anticipation Notes

Sales Tax Revenue

Sewer Utilities

Single Family Housing

Special Assessment

Special Tax

Sports Facility Revenue

Student Loans

Tax Anticipation Notes

Tax & Revenue Anticipation Notes

Telephone Utilities

Water Utilities
C-12

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term “Retirement Plan” refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue

Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans4 (4) Group Retirement Plans5 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

        There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”6 This waiver provision applies to:

- Purchases of Class A shares aggregating $1 million or more. - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)	through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for those purchases, or

(2)	by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

- Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1)	The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

(2)	The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3)	The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

- Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates.

__________
Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

-	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

-	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

-	Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

-	Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

-	Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

-	“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

-	Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

-	Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

-	Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

        - A unit investment trust that has entered into an appropriate agreement with the Distributor.

-	Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.

-	Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

-	A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

-	A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
- Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

-	Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

-	Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

-	Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

        - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

- To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

-	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

-	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

(2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.7 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code.
(7)	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

(8) For loans to participants or beneficiaries. (9) Separation from service.8
(10)	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
- For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

- For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer

Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in “Shareholder Account

Rules and Policies," in the applicable Prospectus. - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

        - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

-	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

-	Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

-	Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

-	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

(1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.

(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.10 (5) To make distributions required under a Qualified Domestic Relations
Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7)
To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

(8) For loans to participants or beneficiaries.11 (9) On account of the participant’s separation from service.12 (10) Participant-directed redemptions to purchase shares of a mutual fund

(other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12)	Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.

(13)	For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

(15) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

- Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates.

-	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

- Shares issued in plans of reorganization to which the Fund is a party. - Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value FundOppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund

        All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

- acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
- purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

- - Reduced Class A Initial Sales Charge Rates for CertainFormer
Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------

                     Initial Sales       Initial Sales

Number of Eligible   Charge as a % of    Charge as a % of    Concession as %

Employees or Members Offering Price      Net Amount Invested of Offering Price

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9 or Fewer                  2.50%               2.56%              2.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

At  least 10 but not        2.00%               2.04%              1.60%

more than 49

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

        For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

        Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

        - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

- Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

- Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

        - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

        - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

-	withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

-	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
-	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

-	liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section):

Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account         Connecticut Mutual Total Return

Account

Connecticut Mutual Government Securities Account      CMIA LifeSpan Capital

Appreciation Account

Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account

Connecticut Mutual Growth Account         CMIA Diversified Income Account
A. Prior Class A CDSC and Class A Sales Charge Waivers.

        - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

        Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former

Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2)	persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

        Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

        - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(1)	any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2)	any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; (5)
one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6)	an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

        Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

(1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)	for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)	in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

(6)	in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)	in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9)	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.

Special Reduced Sales Charge for Former Shareholders of Advance America

Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of

Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, - present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

-	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

-	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

-	employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

-	dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

-	dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

14

Rochester Fund Municipals

Internet Web Site:

www.oppenheimerfunds.com ------------------------ Investment Advisor OppenheimerFunds, Inc. Two World Trade Center New York, New York 10048-0203

Distributor

OppenheimerFunds Distributor, Inc. Two World Trade Center New York, New York 10048-0203

Transfer Agent

OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 1.800.525.7048 Custodian Bank Citibank, N.A. 399 Park Avenue New York, New York 10043

Independent Auditors

KPMG LLP 707 Seventeenth Street Denver, Colorado 80202

Legal Counsel

Mayer, Brown & Platt 1675 Broadway New York, New York 10019 1234 PX0365.0401

__________

1 In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares.

4 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 5 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class N shares at net asset value but subject to the Class N contingent deferred sales charge. 6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans. 12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.